Exhibit 13.1
REDIFF.COM INDIA LIMITED
15TH ANNUAL REPORT
2009-2010
(UNDER COMPANIES ACT, 1956)
(INDIAN LAWS)

Rediff.com India Ltd.
Board of Directors
Ajit Balakrishnan (Chairman & Managing Director)
Arun Nanda
Sunil Phatarphekar
Ashok Narasimhan
Sridar Iyengar
Rashesh Shah
Statutory Auditors
M/s. Deloitte Haskins & Sells
Chartered Accountants
12, Dr. Annie Besant Road
Opp. Shiv Sagar Estate
Worli
Mumbai 400 018
Registered Office
First Floor,
Mahalaxmi Engineering Estate
L. J. First Cross Road
Mahim (West)
Mumbai 400 016

Contents

Sr. no.	Particulars	Page Nos.
	Documents as required under Companies Act, 1956 (Indian law)

1.	Notice of Annual General Meeting	1

2.	Directors Report of Rediff.com India Ltd.	2-4

3.	Auditors’ Report of Rediff.com India Ltd.	5-9

4.	Balance Sheet and P&L Account, Schedules thereto of Rediff.com India Ltd.	10-38

5.	Directors Report of Rediff Holdings Inc.	39

6.	Auditors’ Report of Rediff Holdings Inc.	40

7.	Balance Sheet and P&L Account, Schedules thereto of Rediff Holdings Inc.	41-52

8.	Directors Report of India Abroad Publications Inc.	53

9.	Auditors’ Report of India Abroad Publications Inc.	54

10.	Balance Sheet and P&L Account, Schedules thereto of India Abroad Publications Inc.	55-66

11.	Directors Report of India in New York Inc	67

12.	Auditors’ Report of India in New York Inc	68

13.	Balance Sheet and P&L Account, Schedules thereto of India in New York Inc	69-76

14.	Directors Report of India Abroad Publications (Canada) Inc.	77

15.	Auditors’ Report of India Abroad Publications (Canada) Inc.	78

16.	Balance Sheet and P&L Account, Schedules thereto of India Abroad Publications (Canada) Inc.	79-89

17.	Directors Report of Rediff.com Inc.	90

Sr. no.	Particulars	Page Nos.
18.	Auditors’ Report of Rediff.com Inc.	91

19.	Balance Sheet and P&L Account, Schedules thereto of Rediff.com Inc.	92-101

20.	Directors Report of Value Communications Corporation	102

21.	Auditors’ Report of Value Communications Corporation	103

22.	Balance Sheet and P&L Account, Schedules thereto of Value Communications Corporation	104-114

23.	Proxy Form and Attendance Slip	115

NOTICE
Notice is hereby given that the Fifteenth Annual General Meeting of the Members of Rediff.com India Limited will be held on Tuesday, 14th September, 2010, at 10 a.m (IST) at the Registered Office of the Company situated at First Floor, Mahalaxmi Engineering Estate, L. J. First Cross Road, Mahim (West), Mumbai 400016, to transact the following business:
ORDINARY BUSINESS
1.	To receive, consider and adopt the Audited Balance Sheet as at March 31, 2010 and Profit & Loss Account for the year ended as on that date and the reports of the Auditors and Directors’ thereon.

2.	To appoint a Director in place of Diwan Arun Nanda, Director retiring by rotation and being eligible, offers himself for reappointment.

3.	To appoint a Director in place of Mr. Sunil Phatarphekar, Director retiring by rotation and being eligible, offers himself for reappointment.

4.	To appoint Auditors and fix their remuneration by passing the following resolution as an Ordinary Resolution with or without modification(s);
“RESOLVED that M/s Deloitte Haskins & Sells, Chartered Accountants (Reg. no. 117366W), Mumbai be and are hereby re-appointed as Statutory Auditors of Rediff.com India Limited and to hold office from the conclusion of this Annual General Meeting till the conclusion of the next Annual General Meeting at a remuneration to be decided by the Board of Directors/Audit Committee of the Directors of the Company.”
By Order of the Board
For Rediff.com India Limited

sd/-
PLACE: Mumbai	Jyoti Dialani
DATE: 27th July, 2010	Company Secretary & Manager Legal
NOTES:
A MEMBER ENTITLED TO ATTEND AND VOTE AT THE MEETING IS ENTITLED TO APPOINT A PROXY TO ATTEND AND VOTE INSTEAD OF HIMSELF/HERSELF AND SUCH A PROXY NEED NOT BE A MEMBER OF THE COMPANY. PROXIES TO BE EFFECTIVE MUST BE RECEIVED BY THE COMPANY NOT LESS THAN 48 HOURS BEFORE THE COMMENCEMENT OF THE ANNUAL GENERAL MEETING.

REDIFF.COM INDIA LIMITED
DIRECTORS’ REPORT
To,
The Members,
Rediff.com India Limited
Your Directors have pleasure in presenting to you the Fifteenth Annual Report together with the Audited Annual Accounts for the year ended March 31, 2010.
1.	REDIFF.COM INDIA LTD.’S FINANCIAL HIGHLIGHTS
(a)	Total Income:- Rs.910 million (previous year Rs.1,093 million).

(b)
Net Profit/ Loss:- After providing for depreciation and amortization of Rs.233 million, exceptional items of Rs. 10 million and taxes of Rs.1 million net loss for the year were Rs. 275 million (previous year net profit Rs.509 million).

2.	DIVIDEND
Your Board does not recommend any dividend.
3.	CORPORATE GOVERNANCE
The various committees constituted by the Company including the Audit Committee and Compensation Committee have been functioning satisfactorily during the year. The present Board comprises of eminent professionals from various fields, in addition to Chairman and Managing Director who looks after the day to day affairs of the Company.
The composition of the Audit Committee of the Board is as follows:-

Name	Designation in the Committee

Sridar Iyengar	Chairman
Sunil Phatarphekar	Member
Rashesh Shah	Member
The composition of the Compensation Committee of the Board is as follows:-

Name	Designation in the Committee

Ajit Balakrishnan	Chairman
Arun Nanda	Member
Sunil N Phatarphekar	Member

REDIFF.COM INDIA LIMITED
4.	FIXED DEPOSITS
During the year under review, our Company had not accepted any Fixed Deposit from the Public.
5.	DIRECTORS
In accordance with the provisions of the Companies Act, 1956, Arun Nanda and Sunil Phatarphekar, Directors retire by rotation at the conclusion of the ensuing Annual General Meeting and being eligible, offer themselves for re-appointment.
6.	PARTICULARS OF EMPLOYEES
The Company had employees who were in receipt of remuneration of not less than Rs.24 lakhs during the year ended 31st March, 2010 or not less than Rs.2 lakhs per month during any part of the said year. However, as per the provisions of section 219(1)(b)(iv) of the Companies Act, 1956, the Directors Report being sent to the shareholders does not include this Annexure. Any shareholder interested in obtaining a copy of the Annexure may write to the Company Secretary at the Registered Office of the Company.
7.	AUDITORS
M/s. Deloitte Haskins & Sells, Chartered Accountants, the Statutory Auditors of Company and who hold the office till the conclusion of ensuing Annual General Meeting are eligible to be re-appointed as the Statutory Auditors of the Company till the conclusion of next Annual General Meeting. The Company has received from the Auditors undertaking their eligibility to accept the office, if reappointed. The members are requested to consider their re-appointment as set out in the Notice convening the Annual General Meeting.
The observations made by the Auditors’ in their report and notes to accounts are self-explanatory and do not call for any further comments.
8.	DIRECTORS’ RESPONSIBILITY STATEMENT
Pursuant to Section 217 (2AA) of the Companies Act, 1956, the Directors confirm that:
a)	In the preparation of the annual accounts, the applicable accounting standards had been followed along-with proper explanation relating to material departures.

b)
The Directors had selected such accounting policies and applied them consistently and made judgments and estimates that are reasonable and prudent so as to give a true and fair view of the state of affairs of the Company at the end of the financial year on March 31, 2010 and of the profit of the company for that period.

c)
The Directors have taken proper and sufficient care for the maintenance of adequate accounting records in accordance with the provisions of the Companies Act, 1956, for safeguarding the assets of the company and for preventing and detecting the frauds and other irregularities.

d)	The directors had prepared the annual accounts on a going concern basis.

REDIFF.COM INDIA LIMITED
9.	CONSERVATION OF ENERGY, TECHNOLOGY ABSORPTION, FOREIGN EXCHANGE EARNINGS AND OUTGO
The information required under Section 217(1)(e) of the Companies Act, 1956 read with the Companies (Disclosure of Particulars in the Report of the Board of Directors) Rules, 1988 is as under:
1.	Conservation of Energy:-

The operation of your Company is not energy intensive. Adequate measures have however been taken to reduce energy consumption by using energy efficient computer equipments incorporating latest technologies.

2.	Technologies Absorption

Since technology related to internet portal business is constantly evolving, continuous investments and improvements are being made to the content, community and commerce offerings made to the customers. The investments are classified as deferred revenue expenditure and amortized.

3.	Foreign Exchange Earnings and outgo

Foreign exchange earned by the Company in the fiscal year ended March 31, 2010 was Rs. 14 million (Previous year Rs.26 million) and the foreign exchange outgo in the same period was Rs. 100 million (Previous year Rs.113 million).

10.	ACKNOWLEDGEMENTS
The Directors place on record their appreciation for the dedicated services rendered by the employees of our Company and acknowledge the cooperation extended by our Company’s bankers.
On behalf of Board of Directors

Place: Mumbai, India	sd-
Date: July 27, 2010	Ajit Balakrishnan
Chairman and Managing Director

AUDITORS’ REPORT
TO THE MEMBERS OF
REDIFF.COM INDIA LIMITED
1.
We have audited the attached Balance Sheet of REDIFF.COM INDIA LIMITED (“the Company”) as at 31st March, 2010, the Profit and Loss Account and the Cash Flow Statement of the Company for the year ended on that date, annexed thereto. These financial statements are the responsibility of the Company’s Management. Our responsibility is to express an opinion on these financial statements based on our audit.

2.
We conducted our audit in accordance with the auditing standards generally accepted in India. Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and the disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by the Management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

3.
As required by the Companies (Auditor’s Report) Order, 2003 (CARO) issued by the Central Government in terms of Section 227(4A) of the Companies Act, 1956, we give in the Annexure a statement on the matters specified in paragraphs 4 and 5 of the said Order.

4.	Further to our comments in the Annexure referred to in paragraph 4 above, we report that:
(i)	we have obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purposes of our audit;
(ii)	in our opinion, proper books of account as required by law have been kept by the Company so far as it appears from our examination of those books;
(iii)	the Balance Sheet, the Profit and Loss Account and the Cash Flow Statement dealt with by this report are in agreement with the books of account;
(iv)
in our opinion, the Balance Sheet, the Profit and Loss Account and the Cash Flow Statement dealt with by this report are in compliance with the Accounting Standards referred to in Section 211(3C) of the Companies Act, 1956;

(v)
in our opinion and to the best of our information and according to the explanations given to us, the said accounts give the information required by the Companies Act, 1956 in the manner so required and give a true and fair view in conformity with the accounting principles generally accepted in India:

(a)	in the case of the Balance Sheet, of the state of affairs of the Company as at 31st March, 2010;
(b)	in the case of the Profit and Loss Account, of the loss of the Company for the year ended on that date and
(c)	in the case of the Cash Flow Statement, of the cash flows of the Company for the year ended on that date.
5.
On the basis of the written representations received from the Directors as on 31st March, 2010 taken on record by the Board of Directors, we report that none of the Directors is disqualified as on 31st March, 2010 from being appointed as a director in terms of Section 274(1)(g) of the Companies Act, 1956.

For DELOITTE HASKINS & SELLS
Chartered Accountants
(Registration No. 117366W)
sd/-
Saira Nainar
Partner
(Membership No. 40081)
MUMBAI, July 27, 2010

ANNEXURE TO THE AUDITORS’ REPORT
(Referred to in paragraph 3 of our report of even date)
(i)
The nature of the Company’s business/ activities during the year is such that clauses (ii), (viii), (xiii) and (xiv) of paragraph 4 of Companies (Auditor’s Report) Order, 2003 are not applicable to the Company.

(ii)	In respect of its fixed assets:
(a)	The Company has maintained proper records showing full particulars, including quantitative details and situation of fixed assets.
(b)
Physical verification of fixed assets was carried out during the year by the management, in accordance with the established system of periodical verification of fixed assets once in three years. In our opinion, the frequency of verification is reasonable, considering the size of the Company and the nature of its assets. According to the information and explanations given to us, no material discrepancies were noticed on such verification.

(c)
The fixed assets disposed off during the year, in our opinion, do not constitute a substantial part of the fixed assets of the Company and such disposal has, in our opinion, not affected the going concern status of the Company.

(iii)
According to the information and explanation given to us, the Company has not granted or taken any loans, secured or unsecured, to or from companies, firms or other parties covered in the register maintained under section 301 of the Companies Act, 1956. Therefore, the provisions of paragraph 4 (iii) (a) to (g) of the Order are not applicable to the Company.

(iv)
In our opinion and according to the information and explanations given to us, there are adequate internal control systems commensurate with the size of the Company and the nature of its business for the purchase of fixed assets and sale of services. The nature of the Company’s business is such that it does not involve purchase of inventories and sale of goods. During the course of the audit we have not observed any continuing failure to correct major weaknesses in such internal control system.

(v)
In respect of contracts or arrangements to be entered in the register maintained in pursuance of Section 301 of the Companies Act, 1956, to the best of our knowledge and belief and according to the information and explanations given to us, there were no contracts or arrangements referred to Section 301 that were needed to be entered into the register required to be maintained under the said section.

(vi)
According to the information and explanations given to us, the Company has not accepted deposits in terms of provisions of Sections 58A and 58AA or other relevant provisions of the Companies Act, 1956. Therefore, the provisions of paragraph 4 (vi) of the Order are not applicable to the Company.

(vii)
In our opinion, the internal audit functions carried out during the year by a firm of Chartered Accountants appointed by the management have been commensurate with the size of the Company and the nature of its business.

(viii)	According to the information and explanations given to us in respect of statutory and other dues:
(a)
The Company has been generally regular in depositing undisputed statutory dues, including Provident Fund, Investor Education and Protection Fund, Employees State Insurance, Income Tax, Sales Tax, Wealth Tax, Service Tax, Custom Duty, Excise Duty and other material statutory dues as applicable to the Company with the appropriate authorities during the year. There were no undisputed amounts payable on account of the above dues, outstanding as at March 31, 2010 for a period of more than six months from the date they became payable.

(b)
According to the information and explanations given to us, there were no dues on account of Sales Tax, Income Tax, Wealth Tax, Custom Duty, Excise Duty, Service Tax and Cess which have not been deposited as at March 31, 2010 on account of disputes.

(ix)
The Company’s accumulated losses as at March 31, 2010 is not in excess of fifty percent of its net worth. The Company has incurred cash losses during the financial year covered by our audit but has not incurred cash losses in the immediate preceding financial year.

(x)
According to the information and explanations given to us, there were no dues payable by the Company to financial institutions, banks and debenture holders during the year. Therefore, the provisions of paragraph 4 (xi) of the Order are not applicable to the Company.

(xi)
According to the information and explanations given to us, the Company has not granted loans and advances on the basis of security by way of pledge of shares, debentures and other securities. Therefore, the provisions of paragraph 4 (xii) of the Order are not applicable to the Company.

(xii)
According to the information and explanations given to us, during the year the Company has not given any guarantee for loans taken by others from banks and financial institutions. Therefore, the provisions of paragraph 4 (xv) of the Order are not applicable to the Company.

(xiii)	According to the information and explanations given to us, the Company has not availed any term loan. Therefore, the provisions of paragraph 4 (xvi) of the Order are not applicable to the Company.
(xiv)
According to the information and explanations given to us, and on an overall examination of the balance sheet of the Company, funds raised on short-term basis have prima facie not been used during the year for long term investment.

(xv)
According to the information and explanations given to us, the Company has not made any preferential allotment of shares during the year. Therefore, the provisions of paragraph 4 (xviii) of the Order are not applicable to the Company.

(xvi)
According to the information and explanations given to us, the Company has not issued any debentures during the year. Therefore, the provisions of paragraph 4 (xix) of the Order are not applicable to the Company.

(xvii)
According to the information and explanations given to us, during the year the Company has not raised any money through public issue. Therefore, the provisions of paragraph 4 (xx) of the Order are not applicable to the Company.

(xviii)	To the best of our knowledge and belief and according to the information and explanations given to us, no fraud on or by the Company was noticed or reported during the year.
For DELOITTE HASKINS & SELLS
Chartered Accountants
(Registration No. 117366W)
sd/-
Saira Nainar
Partner
(Membership No. 40081)
MUMBAI, July 27, 2010

REDIFF.COM INDIA LIMITED
Balance Sheet as at March 31, 2010
Amounts in Rs.

		As at	As at
	Schedule	31-Mar-10	31-Mar-09
	#	Rupees	Rupees
SOURCES OF FUNDS

Shareholders’ funds:

Share Capital	1	73,079,000	73,079,000
Reserves and surplus	2	3,454,447,199	3,451,372,516

TOTAL		3,527,526,199	3,524,451,516

APPLICATION OF FUNDS

Fixed assets:	3

Gross Block		1,356,148,926	1,248,114,198
Less : Depreciation/ Amortisation		(1,142,990,940)	(912,618,750)

Net Block		213,157,986	335,495,448

Capital work-in-progress		33,344,129	63,952,730

		246,502,115	399,448,178

Investments	4	654,905,000	639,905,000

Loan recoverable from ESOP trust
(Refer note B 11 in Schedule 14)		140,350,020	—
Current assets, loans and advances:

Sundry debtors	5	223,608,199	259,418,474
Cash and bank balances	6	1,991,927,695	2,158,609,785
Loans and advances	7	292,210,274	319,145,588

		2,507,746,168	2,737,173,847

Less:
Current liabilities and provisions:

Current liabilities	8	389,620,753	344,670,045
Provisions	9	44,559,424	44,837,850

		434,180,177	389,507,895

Net current assets		2,073,565,991	2,347,665,952

Profit and loss account		412,203,073	137,432,386

TOTAL		3,527,526,199	3,524,451,516

Significant Accounting Policies and Notes to Accounts	14
As per our attached report of even date.

For Deloitte Haskins & Sells	For and on behalf of the Board
Chartered Accountants

sd/-	sd/-	sd/-	sd/-
Saira Nainar	A. Balakrishnan	Sunil Phatarphekar	Jyoti Dialani
Partner	Chairman & Managing Director	Director	Company Secretary
M.no. 40081

Mumbai, India	Mumbai, India
Date: July 27, 2010	Date: July 27, 2010

REDIFF.COM INDIA LIMITED
Profit and Loss Account for the year ended March 31, 2010
Amounts in Rs.

		For the year ended	For the year ended
	Schedule	31-Mar-10	31-Mar-09
	#	Rupees	Rupees

INCOME

Operating revenues (net of service tax)	10	694,612,585	880,919,904

Other income	11	215,397,917	212,056,520

Total		910,010,502	1,092,976,424

EXPENDITURE

Personnel cost	12	267,384,821	296,013,293

Administrative, selling and other expenses	13	673,061,454	629,525,635

Depreciation and amortisation		233,428,680	307,721,725

Total		1,173,874,955	1,233,260,653

Loss before exceptional items and taxes		(263,864,453)	(140,284,229)

EXCEPTIONAL ITEMS
- Capital work in progress written off (Refer note B 18 in Schedule 14)		(6,470,234)	(81,667,747)
- Provision for diminution in investment (Refer note B 10 in Schedule 14)		(4,000,000)	(284,134,371)

Loss before taxes		(274,334,687)	(506,086,347)

Provision for
- current tax		—	—
- fringe benefit tax (current year amount is for previous year)		280,000	2,831,000
- wealth tax		156,000	100,000

Loss after tax		(274,770,687)	(509,017,347)

(Deficit) / surplus brought forward from previous year		(137,432,386)	371,584,961

Balance carried to balance sheet		(412,203,073)	(137,432,386)

EARNINGS PER SHARE
Equity shares of par value Rs. 5 each
Basic — Loss Per Share (Rs.)		(18.80)	(34.83)
Diluted — Loss Per Share (Rs.)		(18.80)	(34.83)

Significant Accounting Policies and Notes to Accounts	14
As per our attached report of even date.

For Deloitte Haskins & Sells	For and on behalf of the Board
Chartered Accountants

sd/-	sd/-	sd/-	sd/-
Saira Nainar	A. Balakrishnan	Sunil Phatarphekar	Jyoti Dialani
Partner	Chairman & Managing Director	Director	Company Secretary
M.no. 40081

Mumbai, India	Mumbai, India
Date: July 27, 2010	Date: July 27, 2010

REDIFF.COM INDIA LIMITED
Cash Flow Statement for the year ended March 31, 2010
Amounts in Rs

	For the year ended	For the year ended
	31-Mar-10	31-Mar-09
Cash flows from operating activities
(Loss) / profit before taxes	(274,334,687)	(506,086,347)
Adjustments for:
Depreciation and amortisation	233,428,680	307,721,725
Employee stock option expenses	3,074,683	17,607,040
Capital work in progress written off	6,470,234	81,667,747
Provision for diminution in investment	4,000,000	284,134,371
Interest income	(188,724,158)	(204,175,724)
Provision for doubtful debts	—	52,930,640
(Profit) / Loss on sale of property, plant and equipment	345,747	1,841,718
Unrealised exchange difference	(2,057,098)	4,377,911

Operating profit before working capital changes	(217,796,599)	40,019,081

Changes in working capital:
Sundry debtors	35,810,275	102,715,381
Loans and advances	9,286,074	20,481,538
Current liabilities and provisions	46,629,379	(60,575,281)

Cash generated from operating activities	(126,070,871)	102,640,719

Taxes paid (including fringe benefit taxes)	(25,420,268)	(60,136,976)

Net cash generated from operating activities	(151,491,139)	42,503,743

Cash flows from investing activities
Payments to acquire fixed assets	(89,061,937)	(229,517,821)
Proceeds from sale of property, plant and equipment	1,763,340	1,814,470
Payments for purchase of investment	(19,000,000)	(74,040,000)
Loan given to ESOP Trust	(140,350,020)	—
Interest income received	231,457,666	171,854,934

Net cash generated / (used) in investing activities	(15,190,951)	(129,888,417)

Cash flows from financing activities

Cash flows from financing activities	—	—

Net increase / (decrease) in cash and cash equivalents	(166,682,090)	(87,384,674)
Cash and cash equivalents at the beginning of the year	2,158,609,785	2,245,994,459
Cash and cash equivalents at the end of the year	1,991,927,695	2,158,609,785

Note: Cash and cash equivalents include:

Cash on hand	19,220	25,791
Bank balances	1,991,896,850	2,158,524,526

Cash and cash equivalents	1,991,916,070	2,158,550,317
Effect of exchange rate changes	11,625	59,468

Cash and cash equivalents restated	1,991,927,695	2,158,609,785

Significant Accounting Policies and Notes to Accounts — Refer Schedule 14

As per our attached report of even date.
For Deloitte Haskins & Sells	For and on behalf of the Board
Chartered Accountants

sd/-	sd/-	sd/-	sd/-
Saira Nainar	A. Balakrishnan	Sunil Phatarphekar	Jyoti Dialani
Partner	Chairman & Managing Director	Director	Company Secretary
M.no. 40081

Mumbai, India		Mumbai, India
Date: July 27, 2010		Date: July 27, 2010

REDIFF.COM INDIA LIMITED

SCHEDULES FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2010
SCHEDULE 1: SHARE CAPITAL
Amounts in Rs.

	As at	As at
	31-Mar-10	31-Mar-09
	Rupees	Rupees

Authorised:
24,000,000 (Previous year 24,000,000) Equity shares of Rs.5 each	120,000,000	120,000,000

Issued and subscribed:
14,615,800 (Previous year 14,615,800) Equity shares of Rs.5 each fully paid up (Refer notes below)	73,079,000	73,079,000

TOTAL	73,079,000	73,079,000

Note 1:	Included in issued and subscribed capital are 4,453,600 (previous year 4,453,600) equity shares represented by 8,907,200 (Previous year 8,907,200) ADRs.

Note 2:	Of the above issued and subscribed shares, 750,000 (previous year Nil) equity shares, fully paid up are held by the Rediff.com India Limited Employee Trust.
SCHEDULE 2: RESERVES & SURPLUS

	As at	As at
	31-Mar-10	31-Mar-09
	Rupees	Rupees

Securities Premium Account:
As per last balance sheet	3,370,524,341	3,370,524,341

	3,370,524,341	3,370,524,341

Stock Options Outstanding Account:
As per last balance sheet	80,848,175	63,241,135
Add: Addition during the year	3,074,683	17,607,040

	83,922,858	80,848,175

TOTAL	3,454,447,199	3,451,372,516

REDIFF.COM INDIA LIMITED

SCHEDULE FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2010
SCHEDULE 3: FIXED ASSETS
Amounts in Rs.

	Gross block
	COST AS			COST AS	Depreciation/ Amortisation				Net Block
	AT			AT	AS AT	FOR		AS AT	AS AT	AS AT
	1-Apr-09	ADDITIONS	DELETION	31-Mar-10	1-Apr-09	THE PERIOD	DELETIONS	31-Mar-10	31-Mar-10	31-Mar-09

TANGIBLE ASSETS:

FURNITURE AND FITTINGS	18,155,011	187,032	—	18,342,043	15,247,634	1,571,190		16,818,824	1,523,219	2,907,377

COMPUTERS	1,126,823,096	48,685,316	1,716,700	1,173,791,712	830,315,137	199,860,382	1,679,860	1,028,495,659	145,296,053	296,507,959

OFFICE EQUIPMENTS	13,028,318	1,574,216	126,300	14,476,234	8,928,300	1,487,089	55,460	10,359,929	4,116,305	4,100,018

VEHICLES	13,508,247	1,110,940	3,264,279	11,354,908	5,118,339	1,354,838	1,321,170	5,152,007	6,202,901	8,389,908

LEASE HOLD IMPROVEMENTS	12,936,007	—	—	12,936,007	11,062,945	648,204	—	11,711,149	1,224,858	1,873,062

INTANGIBLE ASSETS:

SOFTWARE	63,663,519	61,584,503		125,248,022	41,946,395	28,506,977	—	70,453,372	54,794,650	21,717,124

TOTAL	1,248,114,198	113,142,007	5,107,279	1,356,148,926	912,618,750	233,428,680	3,056,490	1,142,990,940	213,157,986	335,495,448

(Previous Year)	(1,159,665,635)	(193,651,323)	(105,202,760)	(1,248,114,198)	(706,443,597)	(307,721,725)	(101,546,572)	(912,618,750)	(335,495,448)

CAPITAL WORK-IN-PROGRESS									33,344,129	63,952,730

GRAND TOTAL									246,502,115	399,448,178

REDIFF.COM INDIA LIMITED

SCHEDULES FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2010
SCHEDULE 4: INVESTMENTS
Amounts in Rs.

			As at	As at
			31-Mar-10	31-Mar-09
			Rupees	Rupees

Long Term Investments
(at cost less provision for diminution in value)

In wholly owned subsidiary companies
Rediff Holdings Inc., U.S.A. 11,066,667 Equity shares of USD 0.0001 per share			1,134,483,000	1,134,483,000
Less: Provision for dimunition in value			(589,318,000)	(589,318,000)

(Refer note B 10 in Schedule 14)	(a	)	545,165,000	545,165,000

Value Communications Corporation, U.S.A. 12,000,000 Equity shares of no par value			340,609,949	340,609,949
Less: Provision for dimunition in value			(340,609,949)	(340,609,949)

	(b	)	—	—

Trade Investment
(Unquoted — Fully paid):
Tachyon Technologies Limited 13,177 (Previous year 13,177) Equity shares of Rs. 10 each			41,700,000	41,700,000

Apna Loan.com India Private Limited 500 (Previous year 500) equity shares of Re.1 each			7,427	7,427

Traveljini.com Limited 88,350 (Previous year 88,350) equity shares of Rs. 10 each			60,300,253	60,300,253

Eterno Infotech Private Limited 466,000 (Previous year 466,000) equity shares of Rs. 10 each			53,040,000	53,040,000

Vakow Technologies Private Limited 500,000 (Previous year 500,000) debentures of Rs. 10 each			5,000,000	5,000,000

Imere Technologies Private Limited 7,857 (Previous year Nil) equity shares of Rs. 10 each			15,000,000	—

BigSlick Infotech Private Limited 59,230 (Previous year Nil) equity shares of Re. 1 each			4,000,000	—

			179,047,680	160,047,680

Less: Provision for dimunition in value			(69,307,680)	(65,307,680)

Total trade investments	(c	)	109,740,000	94,740,000

TOTAL	(a+b+c	)	654,905,000	639,905,000

Book value of unquoted investments			654,905,000	639,905,000
SCHEDULE 5: SUNDRY DEBTORS

	As at	As at
	31-Mar-10	31-Mar-09
	Rupees	Rupees

Sundry debtors (unsecured):

Outstanding over six months	168,565,402	198,798,643
Others	225,592,805	246,873,582

	394,158,207	445,672,225
Less: Provision for doubtful debts	(170,550,008)	(186,253,751)

TOTAL	223,608,199	259,418,474

Note:

Considered good	223,608,199	259,418,474
Considered doubtful	170,550,008	186,253,751

	394,158,207	445,672,225

REDIFF.COM INDIA LIMITED

SCHEDULES FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2010
SCHEDULE 6 : CASH AND BANK BALANCES
Amounts in Rs.

	As at	As at
	31-Mar-10	31-Mar-09
	Rupees	Rupees

Cash on hand	19,220	25,791

Bank balances:

With scheduled banks:

In current accounts	96,610,465	93,470,166

In deposit accounts	1,894,835,776	2,064,592,100

With others:

Wells Fargo, Arizona, U.S.A. (Formerly Norwest Bank)
In current account (maximum amount outstanding at any time during the year Rs. 521,728 Previous year Rs. 521,728)	462,234	521,728

TOTAL	1,991,927,695	2,158,609,785

SCHEDULE 7: LOANS AND ADVANCES
Amounts in Rs.

	As at	As at
	31-Mar-10	31-Mar-09
	Rupees	Rupees
Unsecured and considered good:
Advances recoverable in cash or in kind or for value to be received
- deposits for premises	37,038,363	40,749,363
- others	8,632,431	14,279,583

Prepaid expenses	42,191,498	42,119,420

Interest acccrued on fixed deposits	15,273	42,748,781

Advance tax (net of provision)	204,332,709	179,248,441

TOTAL	292,210,274	319,145,588

SCHEDULE 8: CURRENT LIABILITIES
Amounts in Rs.

	As at	As at
	31-Mar-10	31-Mar-09
	Rupees	Rupees

Sundry creditors
- Other than dues of micro, small and medium enterprise (Refer note B16, Schedule 14)	98,009,787	114,038,569

Accrued and other liabilities	144,953,059	86,661,438

Customer deposits and advances	5,087,970	5,936,813

Deferred income	51,839,992	54,481,041

Due to subsidiary companies	89,729,945	83,552,184

TOTAL	389,620,753	344,670,045

SCHEDULE 9: PROVISIONS

	As at	As at
	31-Mar-10	31-Mar-09
	Rupees	Rupees

Gratuity	17,342,909	18,560,203

Compensated absences	25,562,745	24,723,877

Income tax (net of advance tax)	1,453,050	1,453,050

Wealth tax (net of advance tax)	200,720	100,720

TOTAL	44,559,424	44,837,850

REDIFF.COM INDIA LIMITED

SCHEDULES FORMING PART OF PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED MARCH 31, 2010
SCHEDULE 10 : OPERATING REVENUE (NET OF SERVICE TAX)
Amounts in Rs.

	For the year ended	For the year ended
	31-Mar-10	31-Mar-09

Online Advertising	502,240,550	639,709,320

Fee based services	206,926,222	257,370,683

Less: Service tax	(14,554,187)	(16,160,099)

TOTAL	694,612,585	880,919,904

SCHEDULE 11 : OTHER INCOME

	For the year ended	For the year ended
	31-Mar-10	31-Mar-09

Interest on fixed deposits with banks (Tax deducted at source Rs. 14,256,998 Previous year Rs. 28,959,259)	188,724,158	204,175,724

Miscellaneous income	2,164,703	2,003,452

Foreign exchange gain (net)	8,805,313	5,877,344

Provision for doubtful debts written back	15,703,743	—

TOTAL	215,397,917	212,056,520

SCHEDULE 12 : PERSONNEL COST

	For the year ended	For the year ended
	31-Mar-10	31-Mar-09

Salaries and allowances	240,441,682	249,349,793

Employee Stock-based compensation cost	3,074,683	17,607,040

Retainers expenses	6,153,321	6,440,706

Contribution to provident and other funds	9,675,741	9,418,295

Gratuity	1,309,390	7,168,886

Staff welfare	6,730,004	6,028,573

TOTAL	267,384,821	296,013,293

REDIFF.COM INDIA LIMITED

SCHEDULES FORMING PART OF PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED MARCH 31, 2010
SCHEDULE 13: ADMINISTRATIVE SELLING AND OTHER EXPENSES
Amounts in Rs.

	For the year ended	For the year ended
	31-Mar-10	31-Mar-09

Content costs	11,439,770	10,603,981

Merchandizing — direct costs	22,374,054	30,305,078

Subscription and SMS based costs	41,742,011	53,282,964

Bandwidth expenses	168,432,376	153,438,308

Software, storage and product development expenses	97,249,075	95,942,583

Advertising, business promotion and market research expenses	168,487,857	35,516,646

Rent and amenities	38,294,909	45,587,449

Rates and taxes	436,991	483,954

Electricity	6,344,943	8,059,431

Insurance	4,916,551	5,402,628

Travelling and conveyance expenses	23,180,959	27,796,222

Telecommunication charges	5,860,183	7,179,580

Repairs and maintenance:
Computers and equipments	15,263,115	11,603,814
Building	81,931	—
Others	1,461,711	10,877,648

Legal & professional charges	15,712,737	30,302,068

Domain registration charges	18,223,345	15,628,500

Provision for doubtful debts	—	52,930,640

Loss on sale of fixed assets (net)	345,747	1,841,718

Bank commission	3,538,184	4,955,683

Miscellaneous expenses	29,675,005	27,786,740

TOTAL	673,061,454	629,525,635

REDIFF.COM INDIA LIMITED

SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2010
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
A.	SIGNIFICANT ACCOUNTING POLICIES
1.	Basis of preparation of financial statements

The financial statements are prepared as per historical cost convention and in accordance with the generally accepted accounting principles in India, the provisions of the Companies Act, 1956, and the applicable Accounting Standards referred to in section 211(3C) of the Companies Act, 1956. All income and expenditure having material bearing on the financial statements are recognised on accrual basis.

2.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Differences between actual results and estimates are recognised in the periods in which the results materialise or are known.

3.	Revenue recognition

Revenues comprise of revenues from online advertising and fee based services. Online advertising includes advertisement and sponsorships. Fee based services include e-commerce, subscription services and mobile value-added services. E-commerce revenues primarily comprise of commission earned on sale of items to customers who shop online while subscription services comprise of subscriptions received for using e-mail, matchmaker and other subscriber services. Mobile value-added services include revenues derived from mobile operators based on value added text messages received and sent by mobile subscribers over their mobile phones.

Online advertising
Advertisement and sponsorship income is derived from customers who advertise on the Company’s website or to whom direct links from the Company’s website to their own websites are provided.

Revenue from advertisement and sponsorships is recognised ratably based on the delivery over the contractual period of the advertisement, commencing when the advertisement is placed on the website. Revenues are also derived from sponsor buttons placed in specific areas of the Company’s website, which generally provide users with direct links to sponsor websites. These revenues are recognised ratably over the period in which the advertisement is displayed, provided that no significant Company obligations remain and collection of the resulting receivable is probable. Company obligations may include guarantees of a minimum number of impressions or clicks or leads or times that an advertisement appears in pages viewed by users of the Company’s website. To the extent that minimum guaranteed impressions are not met, the Company defers recognition of the corresponding revenues until the guaranteed impression levels are achieved.

REDIFF.COM INDIA LIMITED

SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2010
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
Fee based services
Online shopping revenue primarily consists of commission from the sale of books, music, apparel, confectionery, gifts and other items to retail customers who shop at the Company’s online store.

Customers directly place orders with vendors through the Company’s website. When an order is placed, the Company informs the vendor through an intranet and also confirms whether payment has already been collected by the Company through credit card/ debit card or cheques, or whether the payment is to be made by the customer on C.O.D basis. The vendor then dispatches the products to the customers. The vendor sends a monthly summary of the transactions executed during the month for which the Company has collected payments on its behalf. The Company makes payment to the vendor after deduction of its share of margin and costs. The Company recognises as revenues the commission earned on these transactions and shipping costs recovered from customers.

Subscription service revenues primarily include income from various paid email, web hosting and other service products that cater to a cross section of the Company’s registered user base. The revenue for subscription based service products is deferred and recognised ratably over the period of subscription.

Subscription revenues are also derived from providing value added short messaging services such as e-mail and other related products to mobile phone users. The Company contracts with third party mobile operators for sharing revenues from these services. SMS based revenues are recognised when the service is performed.

4.	Tangible assets, intangibles, depreciation and amortisation
Tangible Assets

Tangible assets are stated at cost less depreciation. The Company depreciates tangible assets using the straight-line method, over the estimated useful lives of assets. The estimated useful lives of assets are as follows:

Furniture and fixtures	10 years
Computer equipment	3 years
Office equipment	3 to 10 years
Vehicles	8 years
Leasehold improvements	6 years

REDIFF.COM INDIA LIMITED

SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2010
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
The effective rates of depreciation based on the estimated useful life of the tangible assets is higher than the rates as prescribed under Schedule XIV to the Companies Act, 1956.
Individual assets costing less than Rs.5,000 are depreciated in full in the year of acquisition.
Intangible Assets

Intangible Assets are stated at cost less amortisation. Software includes costs incurred in the operations stage that provides additional functions or features to the Company’s website, accounting and monitoring software. These are amortised over their estimated useful life of one to three years. Maintenance expenses or costs that do not result in new features or functions are expensed as product development costs, when incurred.

5.	Impairment of assets

The carrying values of assets of the Company’s cash-generating units are reviewed for impairment annually or more often if there is an indication of decline in value. If any indication of such impairment exists, the recoverable amounts of those assets are estimated and impairment loss is recognised, if the carrying amount of those assets exceeds their recoverable amount. The recoverable amount is the greater of the net selling price and their value in use. Value in use is arrived at by discounting the estimated future cash flows to their present value based on appropriate discount factor.

6.	Investments

Investments classified as long-term investments are stated at cost. Provision is made to recognise a decline, other than temporary, in the value of such investments. Cost of investments in wholly owned subsidiaries comprise of purchase cost as increased by legal fees, due diligence fees and other direct expenses connected with such acquisition.

7.	Employee benefits
(i)	Short term
Short term employee benefits are recognised as an expense at the undiscounted amount expected to be paid over the period of services rendered by the employees to the Company.
(ii)	Long term
The Company has both defined-contribution and defined-benefit plans.

REDIFF.COM INDIA LIMITED

SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2010
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
•	Defined-contribution plans

These are plans in which the Company pays pre-defined amounts to separate funds and does not have any legal or informal obligation to pay additional sums. These comprise of contributions to the employees’ provident fund and family pension fund. The Company’s payments to the defined-contribution plans are reported as expenses during the period in which the employees perform the services that the payment covers.

•	Defined-benefit plans

The obligation for the unfunded defined-benefit gratuity is calculated as at the balance sheet date by independent actuaries in a manner that distributes expenses over the employees’ working life and fully provided for. These commitments are valued at the present value of the expected future payments, with consideration for calculated future salary increases, using a discount rate corresponding to the interest rate estimated by the actuary having regard to the interest rate on government bonds with a remaining term that is almost equivalent to the average balance working period of employees.

(iii)	Other employee benefits

Compensated absences which accrue to employees and which can be carried to future periods but are expected to be encashed or availed in twelve months immediately following the year end are reported as expenses during the year in which the employees perform the services that the benefit covers and the liabilities are reported at the undiscounted amount of the benefits after deducting amounts already paid. Where there are restrictions on availment of encashment of such accrued benefit or where the availment or encashment is otherwise not expected to wholly occur in the next twelve months, the liability on account of the benefit is actuarially determined using the projected unit credit method

8.	Foreign currency transactions
Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Monetary items denominated in a foreign currency are translated using the exchange rates prevailing at the date of Balance Sheet. Exchange gains / losses on account of exchange difference either on settlement or translation are recognised in Profit and Loss account.

Non-monetary items such as investments denominated in a foreign currency are reported using the exchange rate at the date of the transaction.

REDIFF.COM INDIA LIMITED

SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2010
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
9.	Stock based compensation

The Company accounts for compensation expense under the Employee Stock Option schemes using the intrinsic value method as per the Guidance Note “Accounting for Employee Share-based Payments” issued by the Institute of Chartered Accountants of India.

10.	Earnings per share

Basic earnings per share is computed by dividing the net profit/loss for the year attributable to equity shareholders by the weighted average number of equity shares outstanding during the year. Diluted earnings per share is computed by dividing the net profit/loss for the year attributable to equity shareholders by the weighted average number of equity shares outstanding during the year as adjusted for the effects of all potential equity shares on account of stock options outstanding. For the purpose of Earnings Per Share calculations, ADRs are converted to equity shares.

11.	Taxes
Income taxes comprise both current and deferred tax.

Current income tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws. Deferred tax is accounted for by computing the tax effect of timing differences, which arise during the year and reverse in subsequent periods. Deferred tax assets on account of accumulated losses, unabsorbed depreciation and other items are recognised only to the extent that there is virtual certainty of realisation of such assets in future.

Advance taxes and provisions for current income taxes are presented in the balance sheet after off-setting advance tax paid and income tax provision arising in the same tax jurisdiction and the Company intends to settle the asset and liability on a net basis.

12.	Cash and cash equivalent

The Company considers all highly liquid investments with a remaining maturity at the date of purchase of three months or less and that are readily convertible to known amounts of cash to be cash equivalents.

Cash and cash equivalents consist of cash on hand, balances in current accounts, deposits with banks which are unrestricted as to withdrawal and use.

REDIFF.COM INDIA LIMITED

SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2010
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
13.	Leases

Leasing of assets whereby the lessor essentially remains the owner of the asset is classified as operating leases. The payments made by the Company as lessee in accordance with operational leasing contracts or rental agreements are expensed proportionally during the lease or rental period respectively. Any compensation, according to agreement, that the lessee is obliged to pay to the lessor if the leasing contract is terminated prematurely is expensed during the period in which the contract is terminated.

14.	Provisions and Contingencies

A provision is recognized when the Company has a present obligation as a result of past event and it is probable that an outflow of resources will be required to settle the obligation, in respect of which reliable estimate can be made. Provisions (excluding retirement benefits) are not discounted to its present value and are determined based on best estimate required to settle the obligation at the balance sheet date. These are reviewed at each balance sheet date and adjusted to reflect the current best estimates. Contingent liabilities are not recognized but are disclosed in the notes to the financial statement. A contingent asset is neither recognized nor disclosed.

B.	NOTES TO ACCOUNTS
1.	Capital commitments and contingencies:

	As at	As at
	March 31,	March 31,
	2010	2009
	Rs.	Rs.
Estimated amount of contracts remaining to be executed on capital account and not provided for	4,001,163	224,745

The Income tax authorities in India have disallowed certain expenses claimed by the Company for certain years which if confirmed by the appellate authorities will be adjusted against the income tax carry forward losses claimed by the Company and not result in outflow of resources embodying economic benefits.

The Company has lodged appropriate proceedings with the relevant income tax authorities and expects to prevail in the appellate proceedings

The Company is subject to legal proceedings and claims, which have arisen in the ordinary course of its business. The Company is unable to quantify the monetary value of claims that may arise in future from such cases.

REDIFF.COM INDIA LIMITED

SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2010
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
2.	Earnings in foreign currency (on accrual basis):

	2009-10	2008-09
Particulars	Rs.	Rs.

(i) E-commerce services	3,025,973	3,621,415
(ii) Media, mobile and others services	10,887,553	17,188,651
(iii) Interest received on deposits with banks	—	5,103,200

Total	13,913,526	25,913,266

3.	Expenditure in foreign currency (on accrual basis):

	2009-10	2008-09
Particulars	Rs.	Rs.

(i) Professional charges	5,300,059	10,851,936
(ii) Product development	13,948,169	13,954,699
(iii) Dataline/ internet charges	16,207,147	43,022,842
(iv) Listing fees	1,114,436	1,036,841
(v) Software usage charges	23,112,233	27,050,114
(vi) Purchase of email domains	15,670,220	12,896,752
(vii) Other matters	24,566,292	3,696,081

Total	99,918,556	112,509,265

4.	Payment to auditors (net of service tax):

	2009-10	2008-09
Particulars	Rs.	Rs.

(i) Statutory audit fees	600,000	600,000
(ii) As adviser, or in any other capacity in respect of:
(a) Tax audit fees	150,000	150,000
(b) Taxation matters	800,000	600,000
(c) In any other manner (US GAAP, SOX and other SEC matters)	5,600,000	4,200,000
	6,550,000	4,950,000

Total	7,150,000	5,550,000

REDIFF.COM INDIA LIMITED

SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2010
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
5.	Employee Benefit Obligations
Defined — Benefit Plans

The Company offers its employees unfunded defined-benefit plan in the form of gratuity. This plan provides for a lump-sum payment to be made to vested employees at retirement, death or termination of employment. Commitments are actuarially determined at year-end. On adoption of the revised Accounting Standard, (AS)-15 on “Employee Benefits” notified under the Companies (Accounting Standards) Rules, 2006, actuarial valuation is done based on “Projected Unit Credit” method. Gains and losses of changed actuarial assumptions are charged to the Profit and Loss account.

Defined benefit commitments:

	2009-10	2008-09
	Rs.	Rs.
Benefit obligation at the beginning of the year	18,560,203	12,660,778
Actuarial (gain) losses	(4,064,798)	2,788,347
Current service cost	3,871,925	3,100,701
Interest cost	1.502,265	1,279,838

Benefits paid	(2,526,686)	(1,269,461)
Benefit obligation at the end of the year	17,342,909	18,560,203
Expenses on defined benefit plan:

	2009-10	2008-09
	Rs.	Rs.
Service cost	3,871,925	3,100,701
Interest cost	1,502,265	1,279,838
Recognised net actuarial (gain) loss	(4,064,798)	2,788,347
Net gratuity cost	1,309,392	7,168,886

The actuarial calculations used to estimate defined benefit commitments and expenses are based on the following assumptions which if changed, would affect the defined benefit commitment’s size and expense:

	2009-10	2008-09

Rate for discounting liabilities	8.20%	6.85%
Salary escalation rate	10% for first 2 years and 7% thereafter	10% for first 3 years and 7% thereafter
Expected rate of return on assets	0.0%	0.0%
Mortality rates	LIC 1994-96 ultimate table	LIC 1994-96 ultimate table

REDIFF.COM INDIA LIMITED

SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2010
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

The estimate of future salary increase, considered in the actuarial valuation, take account of inflation, seniority, promotion, and other relevant factors. The above information is certified by the actuary.

Experience adjustment:

	2009-10	2008-09
	Rs.	Rs.
Defined benefit obligation	17,342,909	18,560,203
Surplus / (Deficit)	(17,342,909)	(18,560,203)
Experience adjustment on plan liabilities	(1,231,042)	23,654
Defined-Contribution Plans

The Company makes contribution towards provident fund and family pension fund to a defined contribution retirement benefit plan for qualifying employees. The provident fund and pension fund are administered by the Government of India. Under the schemes, the Company is required to contribute a specified percentage of salary to the retirement benefit schemes to fund the benefits.

A sum of Rs.9,675,741/- (Previous Year Rs.9,418,295) has been charged to the revenue account in this respect.
6.	Employee Stock Option Scheme (ESOP)
(a) Employee Stock Option (1999 ESOP) and Associate Stock Option Plans (1999 ASOP)

On February 22, 1999, the Company approved the Employee Stock Option Plan 1999 (“1999 ESOP”) and the Associate Stock Option Plan 1999 (“1999 ASOP”) (collectively “Option Plans”) which cover present and future employees, retainers in full time service of the Company and certain associates of the Company.

The exercise price is determined by the Compensation committee, and is intended to be at least the fair value of the Company’s equity shares on the date of the grant.

REDIFF.COM INDIA LIMITED

SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2010
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
Under the Option Plans, the Company reserved 280,000 equity shares for the 1999 ESOP and 198,000 equity shares for the 1999 ASOP, respectively.

Number of options granted, exercised and	1999 ESOP	1999 ASOP
forfeited during the year ended March 31,	2010	2010
Options outstanding, beginning of period	43,000	6,000
Granted	—	—
Less: Exercised	43,000	6,000
Forfeited	—	—
Options outstanding, end of period	—	—
On January 16, 2006, the Compensation Committee terminated the 1999 ESOP and ASOP plan, without prejudice to the interest of participants and ASOP who have already been granted options under it.
(b) 2002 Stock Option Plan (2002 ESOP)

In January 2002, the Board of directors approved the 2002 Stock Option Plan (“2002 ESOP”) which provide for the grant of incentive stock options and non-statutory stock options to the Company’s employees. All options under these plans are exercisable for the ADRs of the Company. Unless terminated sooner, these plans will terminate automatically in January 2012. A total of 280,000 of the Company’s equity shares are currently reserved for issuance pursuant to 2002 ESOP.

2002 ESOP
Weighted
average
		Range of	remaining
Number of options granted, exercised and		exercise	contractual
forfeited during the year ended March 31,	Options	price	life
Options outstanding, beginning of period	62,375
Granted	—
Less: Exercised	—
Forfeited	—
Options outstanding, end of period	62,375	Rs. 110 to Rs. 684	3.1
Options exercisable as at March 31, 2010, were 62,375.

REDIFF.COM INDIA LIMITED

SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2010
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
(c) 2004 Stock Option Plan (2004 ESOP)

In June 2004, the Board of directors approved the 2004 Stock Option Plan (“2004 ESOP”) for grant of stock options to our employees. A total of 358,000 equity shares are currently reserved for issuance under the plan.

	2004 ESOP
			Weighted
			average
		Range of	remaining
Number of options granted, exercised		exercise	contractual
and forfeited during the year ended March 31,	Options	price	life
Options outstanding, beginning of period	158,115
Granted	105,500
Less: Exercised	—
Forfeited	15,625
Options outstanding, end of period	247,990	Rs. 251 to Rs. 1,042	6.4
Options exercisable as at March 31, 2010, were 152,553.
(d) 2006 Stock Option Plan (2006 ESOP)

The 2006 Stock Option Plan (“2006 ESOP”) was adopted and approved by the Compensation committee on June 20, 2006 in accordance with the approval granted by shareholders on March 31, 2006. A total of 485,000 equity shares were approved for issuance under the plan.

	2006 ESOP
			Weighted
			average
		Range of	remaining
Number of options granted, exercised and		exercise	contractual
forfeited during the year ended March 31,	Options	price	life
Options outstanding, beginning of period	199,962
Granted	206,000
Less: Exercised	—
Forfeited	12,400
Options outstanding, end of period	393,562	Rs. 10 to Rs. 1,279	8.0
Options exercisable as at March 31, 2010, were 144,488.
(e) Method used for accounting for share based payment plan:

The Company has used the intrinsic value method to account for the compensation cost of stock option to employees of the company. Intrinsic value is the amount by which the quoted market price of the underlying share exceeds the exercise price of the option.

REDIFF.COM INDIA LIMITED

SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2010
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
(f) Fair Value Methodology:
The fair value of options used to compute pro forma net income and earnings per equity share have been estimated on the date of grant using Black-Scholes model.

	2009-10	2008-09
	Rs.	Rs.

Net loss as reported	(274,770,687)	(509,017,347)
Add: Stock-based employee compensation	3,074,683	17,607,040
Less: Stock- based compensation expenses determined under fair value method (Proforma) #	39,386,009	47,350,163
Proforma net loss	(311,082,013)	(538,760,509)

Loss per share
Basic — as reported	(18.80)	(34.83)
— Proforma	(21.28)	(36.86)

Diluted — as reported	(18.80)	(34.83)
— Proforma	(21.28)	(36.86)

#
includes stock based compensation cost in respect of stock options issued prior to implementation of Guidance Note on Accounting for Employee Share-based Payments adopted by the Company with effect from April 1, 2006.

The key assumptions used in Black-Scholes model for calculating fair value are: risk-free interest rate: 2.83% to 3.81%, expected life: 4.5 to 10 years, expected volatility of shares: 70.87% to 75.5% and expected growth life in dividend: 0%.

7.	Operating leases

The Company leases office space and residential apartments for employees under various operating leases. Operating lease expense that has been included in the determination of the net profit/loss is as follows:

	2009-10	2008-09
Particulars	Rs.	Rs.
Office Premises	33,186,600	36,946,388
Residential flats for accommodation of employees	5,108,309	8,641,061

Total	38,294,909	45,587,449

These lease agreements are executed for a period ranging between 3 — 60 months with a renewable clause. These lease agreements also provide for termination by mutual consent by giving a prior notice period between 1 — 3 months.

REDIFF.COM INDIA LIMITED

SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2010
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
The minimum annual rental commitments under operating leases that have initial or remaining terms in excess of one year are as follows:

	2009-10	2008-09
Particulars	Rs.	Rs.
Not later than one year	6,027,792	9,009,000
Later than one year and not later than five years	810,000	2,430,000

Total payments	6,837,792	11,439,000

8.	Segment Reporting

The Company operates in a single business and geographical segment known as “India Online Business” and hence disclosure of segment information as per Accounting Standard 17 on Segment Reporting has not been presented.

9.	Related Parties Disclosures
I.	Names and relationships of related parties
a.	Subsidiary Companies:
Rediff Holdings, Inc.
Value Communications Corporation (“Valucom”)
b.	Indirect subsidiaries:
Rediff.com, Inc.
India Abroad Publication,Inc.
c.	Associate Companies:
Tachyon Technology Private Limited (“Tachyon”)
Eterno Infotech Private Limited (“Eterno”)
Imere Technology Private Limited (“Imere”)
BigSlick Infotech Private Limited (“BigSlick”)
d.	Key Management Personnel:
Mr. Ajit Balakrishnan Chairman and Managing Director
e.	Enterprise over which key management personnel are able to exercise significant influence:
Rediff.com India Employee Trust (“ESOP Trust”)
Rediffussion Holdings Private Limited
RDY&R Private Limited (“RDY&R”)

REDIFF.COM INDIA LIMITED

SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2010
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
Transactions with Related Parties during the year and balances outstanding as at March 31, 2010:

Name of the		2009-10	2008-09
Related party	Transactions	Rs.	Rs.
Value Communications Corporation	Loans and advances as at year end	1,662,912	1,875,343
	Payable as at year end	7,335,868	8,360,805

India abroad Publications, Inc.	Expenses incurred and other reimbursements by India Abroad Publication Inc on behalf of the Company	19,923,338	4,146,603

	Expenses incurred and other reimbursements by the Company on behalf of India Abroad Publications, Inc.	5,109,909	3,357,851

	Loans and advances as at year end	24,929,539	27,375,012

	Payable as at year end	73,353,031	64,467,038

Rediff.com, Inc.	Payable as at year end	30,232,144	33,887,856

Rediff Holdings, Inc.	Loans and advances as at year end	28,562	185,763
	Payable as at year end	5,429,915	6,272,603

Tachyon Technologies Limited	Product development expenses (including capitalisation)	Nil	2,851,672

	Subscription to Investment	Nil	16,000,000

Eterno Infotech Private Limited	Product development expenses (including capitalisation)	Nil	756,340

	Subscription to Investment	Nil	53,040,000

Imere Technologies Private Limited	Subscription to Investment	15,000,000	Nil

BigSlick Infotech Private Limited	Subscription to Investment	4,000,000	Nil

	Provision for diminution in value of Investment	4,000,000	Nil

ESOP Trust	Contribution to Corpus for setting up trust which is expensed off under head Miscellaneous expenses	1,000,000	Nil

	Loan given	140,350,020	Nil

	Loan recoverable from ESOP Trust as at March 31, 2010	140,350,020	Nil

REDIFF.COM INDIA LIMITED

SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2010
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
10.	Investments write-off and provisioning

During the year ended March 31, 2010 the Company has provided for diminution in the value of its trade investment in BigSlick Infotech Private Limited of Rs. 4,000,000 after concluding that such investment was other than temporarily impaired.

During the previous year ended March 31, 2009, the Company recognised an impairment charge of Rs. 279,134,371 on account of other-than-temporary decline in the value of its investments in its subsidiary company, Rediff Holdings, Inc. (USA). The Company has also provided for diminution in the value of its trade investment in Vakow Technologies Private Limited of Rs. 5,000,000 after concluding that such investment was other than temporarily impaired.

11.	Loan recoverable from ESOP trust

During the year ended March 31, 2010 the Company formed Rediff.com India Limited Employee Trust (“ESOP Trust”). The Trust is controlled and administrated by senior employees of the Company. The Company is the primary beneficiary of the ESOP trust. During the year the Company granted Rs.140, 350,020 as recoverable loan to ESOP trust.

12.	Deferred tax assets

The items that could have resulted in deferred tax assets mainly include the net operating loss and unabsorbed depreciation carry-forward, depreciation, retirement benefits and provisions for bad and doubtful debts. Such deferred tax assets have not been recognised since there is no virtual certainty that sufficient future taxable income will be available against which such deferred tax assets can be realised.

REDIFF.COM INDIA LIMITED

SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2010
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
13.	Earning Per Share (EPS)

	2009-10	2008-09
	Rs.	Rs.
A. Net (loss) / profit attributable to equity shareholders (Rs.)	(274,770,687)	(509,017,347)

B. Weighted average number of equity shares outstanding during the year	14,615,800	14,615,800

C. Potentially dilutive equity share equivalents (stock options)	—	—

D. Weighted average number of equity shares and potentially dilutive equity share equivalents outstanding	14,615,800	14,615,800

E. Nominal value of Equity Shares (Rs.)	5.00	5.00
Basic Earning per Share (Rs.)	(18.80)	(34.83)
Diluted Earning per Share (Rs.)	(18.80)	(34.83)

Potentially dilutive shares relating to outstanding employee stock option aggregating 125,204 and 101,656 as at March 31, 2009 and 2010 respectively have been excluded from the computation of diluted earnings per share for these periods as their effect would have been anti-dilutive.

14.	Derivative transactions
The Company has not entered in to any derivative transaction during the years ended March 31, 2010 and 2009.
Foreign exchange currency exposures not hedged by derivative instruments are:

		2009-10		2008-09
		Amount		Amount
Sl.		(US	Amount	(US	Amount
No.	Particulars	dollars)	(Rupees)	dollars)	(Rupees)
1	Amount receivable on account of sale of services	37,633	1,698,809	146,283	7,453,119
2	Creditors payable on account of foreign currency expenditure	132,185	5,966,816	176,430	8,989,079
3	Foreign currency bank balances	10,666	481,459	25,211	1,284,523
4	Amount payable to subsidiary companies	1,987,814	89,729,945	1,639,886	83,552,184

REDIFF.COM INDIA LIMITED

SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2010
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
15.	Managerial Remuneration

During the year, the Company has not paid any managerial remuneration to its Managing Director and Chairman and other Directors. However, Rediff Holdings, Inc., a wholly owned U.S. — incorporated subsidiary of the Company, has paid remuneration of US $200,000 equivalent to Rs 9,454,000. (previous year Rs. 9,104,000) to the Chairman and Managing Director and US $ 45,000 equivalent to Rs 2,127,150. (previous year Rs. 1,934,600 ) to other directors.

16.	Amount payable to Micro, Small and Medium Enterprises

The Company has requested its suppliers to confirm the status as to whether they are covered under the Micro, Small and Medium Enterprises Development Act, 2006. The Company has not received intimation from its suppliers under the said Act. In the absence of confirmation from all the suppliers disclosure, if any relating to amount unpaid as at year end together with interest paid / payable as required under the said Act have not been given.

17.	Accelerated amortisation

During the previous year ended March 31, 2009, on the basis of estimates of the Company’s technical staff, the Company accelerated its amortisation charge on certain software. As a result, the depreciation (including amortisation) charge and net loss for the previous year was higher by Rs. 33,418,674.

18.	Capital work in progress written-off
Due to change in technological environment, the Company abandoned certain development projects and recorded an impairment charge of Rs.6,470,234 /- (previous year Rs. 81,667,747).
19.	Comparatives

Comparative financial information (i.e., the amounts and disclosures for the preceding year) presented above, is included as an integral part of the current year’s financial statements, and is to be read in relation to the amounts and disclosures relating to the current year. Figures of the previous year are regrouped and reclassified wherever necessary to correspond to figures of the current year.

REDIFF.COM INDIA LIMITED
ADDITIONAL INFORMATION AS REQUIRED UNDER PART IV OF SCHEDULE VI.
Balance Sheet Abstract and Company’s General Business Profile
(I)	Registration Details

Registration No.	96077	State Code	11

Balance Sheet Date	31/03/2010
(dd/mm/yy)
(II)	Capital raised during the year (Amount in Rs. thousands)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil
(III)	Position of Mobilization and Deployment of Funds (Amount in Rs. thousands)

Total Liabilities	Total Assets
3,527,526	3,527,526
Sources of Funds

Paid — up Capital	Reserves & Surplus
73,079	3,454,447

Secured Loans	Unsecured Loans
Nil	Nil
Application of Funds

Net Fixed Assets	Investments
246,502	654,905

Loan recoverable from ESOP Trust	Net Current Assets
140,350	2,073,566

Misc. Expenditure	Accumulated Losses
Nil	412,203

REDIFF.COM INDIA LIMITED
ADDITIONAL INFORMATION AS REQUIRED UNDER PART IV OF SCHEDULE VI.
(IV)	Performance of Company (Amount in Rs. thousands) for the year ended March 31, 2010.

Turnover	Total Expenditure
910,010	1,173,875

Profit / Loss Before Tax			Profit / Loss After Tax
+	-	274,335	+	-	274,771

Earnings (Loss) per share	Dividend @ %
Rs (18.80)	Nil
(V)	Generic Names of Three Principal Products / Services of Company (as per monetary terms)

Item Code No. ( ITC )	N/A
Product Description	Online Advertising & Fee based services
For and on behalf of the Board

sd/-	sd/-	sd/-
Ajit Balakrishnan	Sunil Phatarphekar	Jyoti Dialani
Chairman & Managing Director	Director	Company Secretary

Mumbai, India
Date: July 27, 2010

Statement pursuant to Section 212 of the Companies Act 1956
relating to the Subsidiary Companies

			Value Communications
A.	Name of the Subsidiary	Rediff Holdings Inc.	Corporation

B.	Financial year of the subsidiary ended on	31-Mar-2010	31-Mar-2010

C.	The Company’s interest in the subisidiary on the aforesaid date

	a) Number of shares held	11,066,667	12,000,000

	b) Face Value per share in US dollars	0.0001	No par value

	c) extent of Holding	100%	100%

D.	The net aggregate of Profits/(losses) of the subsidiary so far it concerns the members of the company

	a) Not dealt with in the accounts of the company amounted to	(36,395,840)	(8,577)

	1. For the Subsidiary’s financial year ended as in “B” above

	Equivalent to INR*

	2. For the previous financial years of the Subsidiary since it became the Company’s Subsidiary

	Equivalent to INR*

	b) Dealt with in the accounts of the company amounted to

	1. For the Subsidiary’s financial year ended as in “B” above

	Equivalent to INR*

	2. For the previous financial years of the Subsidiary since it became the Company’s Subsidiary

	Equivalent to INR*

*	Exchange rate used : 1 USD = Rs.45.14
Disclaimer:
We have translated the foreign currency amounts in the financial data derived from our Subsidiaries financial statements at the closing rate as on March 31, 2010. The transactions should not be considered as a representation that such foreign currency amounts have been, could have been or could be converted in to Rupees at any particular rate, the rate stated above, or at all
For and on behalf of the Board

	sd/-	sd/-
Place: Mumbai, India	Ajit Balakrishnan	Sunil Phatarphekar
Date: July 27, 2010	Chairman & Managing Director	Director

sd/-
Jyoti Dialani
Company Secretary

Rediff Holding Inc.
BOARD OF DIRECTORS
Mr. Ajit Balakrishnan
Mr. Sridhar Iyengar
Mr. Sunil Phatarphekar
AUDITORS
PATKAR & PENDSE
INDIA
Directors’ Report
The Board of Directors present the audited financial statements of Rediff Holding Inc. for the year ended March 31, 2010.
PRINCIPAL ACTIVITIES
Rediff Holding Inc. is a cost center talking care of all corporate related expenditure for the Rediff Group in the USA, and does not generate any revenue.
REVIEW OF BUSINESS
Gross Loss (before depreciation, amortization, impairment write down and taxes) is US $776,288/-. After giving effect to other adjustments, net loss of US $806,288/- was carried to Balance Sheet.
DIVIDENDS
In view of the losses, your Directors do not recommend any dividend.
For and on behalf of the Board of Directors
sd/-
Director
Date: July 27, 2010

REPORT OF THE AUDITORS
The Board of Directors,
Rediff Holdings Inc.
We have audited the attached Balance Sheet of REDIFF HOLDINGS INC., a Company incorporated as a Delaware Corporation in February, 2001 in the United States, as at March 31, 2010 and also the Profit & Loss Account of the Company for the year ended on that date annexed thereto. These financial statements are the responsibility of the Company’s Management. Our responsibility is to express an opinion on these financial statements based on our audit and report that:
We conducted our audit in accordance with auditing standards generally accepted in India. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
Further, we report that:
(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purpose of our audit.

(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.

(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 9 to the Accounts.

(d)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at 31st March, 2010;
and
ii.	in the case of Profit and Loss Account, of the loss of the Company for the year ended on that date;
For Patkar & Pendse
Chartered Accountants
Sd/-
B.M. Pendse
Partner
M.No. 32625
Place: Mumbai, India
Date: July 27, 2010

Rediff Holdings Inc
Balance Sheet as at March 31, 2010

		As at	As at
	Schedule	31-Mar-10	31-Mar-09
	No.	US $	US $
I. SOURCES OF FUNDS

Shareholders’ funds:

Share Capital	1	1,107	1,107

Reserves & surplus
Securities premium		23,998,893	23,998,893

TOTAL		24,000,000	24,000,000

II. APPLICATION OF FUNDS

Fixed assets:	2

Gross Block		35,029	35,029
Less: Depreciation		35,029	35,029

Net Block		—	—

Investments	3	5,390,536	5,390,536

Current assets, loans and advances:
Current assets:
Cash and bank balances	4	32,484	1,395,043
Loans and advances	5	660,228	86,678

		692,712	1,481,721

Less: Current liabilities and provisions:
Liabilities	6	111,548	98,661
Provision for Taxation		30,000	25,608

		141,548	124,269

Net current assets		551,163	1,357,452

Profit and loss account		18,058,300	17,252,012

TOTAL		24,000,000	24,000,000

Accounting policies and notes to balance sheet and profit and loss account	9

As per our attached report of even date
Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M. No. 32625

Mumbai, India	Mumbai, India
Date: July 27, 2010	Date: July 27, 2010

Rediff Holdings Inc
Profit & Loss Account for the year ended March 31, 2010

		For the year ended
	Schedule	31-Mar-10	31-Mar-09
	No.	US $	US $

INCOME

Interest Income		23,651	—

		23,651	—

EXPENDITURE

Personnel expenses	7	225,078	213,783

Operating and other expenses	8	574,861	482,894

Provision for investment in subsidiary (Refer Note No. 5)		—	5,314,468

Depreciation		—	—

		799,939	6,011,145

Loss for the year before tax		776,288	6,011,145
Provision for tax / Taxes paid		30,000	40,000

Loss after tax		806,288	6,051,145

Deficit brought forward from previous year		17,252,012	11,200,867

Balance carried to balance sheet		18,058,300	17,252,012

Basic and Diluted Earnings Per Share (US$)		(0.07)	(0.54)

Accounting policies and notes to balance sheet and profit and loss account	9

As per our attached report of even date
Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: July 27, 2010	Date: July 27, 2010

Rediff Holdings Inc.
Schedules 1 to 9 forming part of the Balance Sheet and Profit and Loss Account for the year ended 31st March, 2010

	As at	As at
	31-Mar-10	31-Mar-09
	US $	US $

SCHEDULE 1: CAPITAL

Authorized:
11,333,000 (P.Y. 11,333,000) equity shares @ $0.0001	1,134	1,134

Issued and subscribed:
11,066,667 (P.Y. 11,066,667) equity shares @ $0.0001 par value	1,107	1,107

TOTAL	1,107	1,107

Rediff Holdings Inc
Schedules 1 to 9 forming part of the Balance Sheet and Profit and Loss Account for the year ended 31st March, 2010
SCHEDULE 2: FIXED ASSETS

			As at	As at
		Computer	March 31,	March 31,
	Software	Equipment	2010	2009

Cost as at April 1, 2009	27,907	7,122	35,029	35,029

Additions	—	—	—

Deductions	—	—	—	—

Total as at March 31, 2010	27,907	7,122	35,029	35,029

Depreciation upto March 31, 2010	27,907	7,122	35,029	35,029

Net value as at March 31, 2010	—	—	—	—

Net value as at March 31, 2009	—	—	—	—

Depreciation for the year	—	—	—	—

Rediff Holdings Inc
Schedules 1 to 9 forming part of the Balance Sheet and Profit and Loss Account for the year ended 31st March, 2010

	As at	As at
	31.03.2010	31.03.2009
	US $	US $

SCHEDULE 3: Investments (unquoted at cost)

Long Term Investments

In wholly owned subsidiary companies (fully paid-up)

India Abroad Inc	14,751,366	14,751,366
3,198,080 (Previous year 3,198,080) equity shares of US$0.01 per share

Less: Provision for diminuition in value	10,231,676	10,231,676

	4,519,690	4,519,690

Rediff.com Inc.	870,846	870,846
5,000 (Previous year 5,000) equity shares of US$0.001 per share

TOTAL	5,390,536	5,390,536

SCHEDULE 4 : CASH AND BANK BALANCES

Bank balances:

In current accounts

Wells Fargo, U.S.A. (Formerly Norwest Bank)	8,954	9,260

Citibank, New York, U.S.A	17,177	115,783

State Bank of India, NY Branch	6,353	270,000

In deposit accounts

State Bank of India, NY Branch	—	1,000,000

TOTAL	32,484	1,395,043

SCHEDULE 5: LOANS AND ADVANCES (Unsecured considered good)

Dues from subsidiary companies (Net)	(1,745,505)	(611,463)

Advances recoverable in cash or in kind or for value to be received	2,364,787	625,669

Deposit with TD Waterhouse (Broker)	1,048	1,048

Tax Deducted at Source and Advance Tax	39,898	71,424

TOTAL	660,228	86,678

Rediff Holdings Inc
Schedules 1 to 9 forming part of the Balance Sheet and Profit and Loss Account for the year ended 31st March, 2010

	As at	As at
	31.03.2010	31.03.2009
	US $	US $

SCHEDULE 6: LIABILITIES

Sundry Creditors
- Other than small scale industrial undertakings	111,548	98,661

TOTAL	111,548	98,661

Rediff Holdings Inc
Schedules 1 to 9 forming part of the Balance Sheet and Profit and Loss Account for the year ended 31st March, 2010

	For the year ended
	31-Mar-10	31-Mar-09
	US $	US $

SCHEDULE 7: PERSONNEL EXPENSES

Salaries and allowances	207,867	194,777
Medical Insurance	9,045	9,590
Payroll Taxes	8,166	9,416

TOTAL	225,078	213,783

SCHEDULE 8: OPERATING AND OTHER EXPENSES

Travelling expenses	23,129	18,352
Professional charges	190,583	127,807
Telephone expenses	2,580	1,739
Insurance charges	270,743	284,286
Office expenses	8,278	4,885
Payroll Processing Charges	2,895	2,880
Directors Fee	45,000	42,500
Advertising and Promotion	17,271	—
Misc Write off/back	13,433	—
Bank Charges	948	445

TOTAL	574,861	482,894

REDIFF HOLDINGS, INC
SCHEDULE 9: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
A.	ACCOUNTING POLICIES
1.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India (“Indian GAAP”), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

2.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	Revenue recognition

Rediff Holdings Inc is a cost center taking care of all corporate related expenditure for the Rediff Group in US, and does not generate any revenue.

4.	Fixed assets and depreciation

Fixed assets are stated at historical cost. The Company depreciates fixed assets using the straight-line method, over the estimated useful lives of assets. The estimated useful lives of assets are as follows:

Computer equipment and software	3 years
Office equipment	5 years
5.	Investments

Cost of investments in wholly owned subsidiaries comprise of purchase cost as increased by legal fees, due diligence fees and other direct expenses connected with such acquisition. Additional consideration for the acquisition of equity shares payable in subsequent years on the resolution of certain contingencies is debited to the cost of the investments in the year in which the contingent payments crystallize.

A provision for diminution in the value of investments is made in the books of accounts on a decline, other than temporary, in the value of such investments.

REDIFF HOLDINGS, INC
6.	Employee retirement benefits

The company has employee retirement benefit plan in which employer merely facilitates the plan administration. Employer does not contribute to the plan.

Leave Encashment

The company’s policies allow leave encashment. Provision has been made in the books for unavailed leave balance at the end of the year.

7.	Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.

Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.

Non-monetary items such as investments denominated in a foreign currency are reported using the exchange rate at the date of the transaction.

8.	Leases

Operating Lease rentals are expensed with reference to lease terms and conditions.

9.	Contingent Liabilities

These are disclosed by way of notes on the balance sheet. Provision is made in the accounts in respect of those liabilities, which are likely to materialize after the year-end, till the finalization of accounts and having a material effect on the position stated in the balance sheet.

REDIFF HOLDINGS, INC
10.	Deferred Income Taxes

Deferred Tax is recognized for all timing differences, subject to the consideration of prudence, applying the tax rates that have been subsequently enacted after the Balance Sheet date.
B.	NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
1.	Organization and Business

Rediff Holdings Inc (“the Company”) was incorporated as a Delaware Corporation in February 2001 by Rediff.Com India Limited to act as the holding company for some of the Parent’s investments in United States.

2.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.

3.	Litigation

There are no pending litigations against the company.

4.	Other contingencies

In connection with the Company’s acquisition of India Abroad in April 2001, the Company has been advised by a hold-out shareholder that he believes his shares in India Abroad are worth approximately US $1.2 million. The Company disputes this assertion and has offered the claimant approximately US $50,000 for his shares. The Company does not know if this offer will be acceptable to the shareholder or if the shareholder will file a legal action against the Company if the matter is not resolved.

5.	Diminution in the value of Investments

Cost of investments in wholly owned subsidiaries comprise of purchase cost as increased by legal fees, due diligence fees and other direct expenses connected with such acquisition. Additional consideration for the acquisition of equity shares payable in subsequent years on the resolution of certain contingencies is debited to the cost of the investments in the year in which the contingent payments crystallize.

Provision was made in 2008-09 to recognize a decline, other than temporary in the value of such investments.

6.	Deferred Income Taxes

As of March 31, 2010, the components of the Company’s net deferred tax assets are as follows:

As of March 31, 2010, the Company has net operating loss carry forwards of approx $3,600,000 for federal income tax purposes, which expire in the years 2020 to 2029. Realization of the future tax benefits related to the deferred tax income tax asset is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carry forward period. Management has considered these factors and believes that no asset to be created in the books of accounts.

REDIFF HOLDINGS, INC
7.	Balance Sheet Abstract and Company’s General Business Profile
(I)	Registration Details

Registration No. — TAX ID No	N.A.	State Code	N.A.

Balance Sheet Date	31/03/2010
(dd/mm/yy)
(II)	Capital raised during the year (Amount in Thousands)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil
(III)	Position of Mobilisation and Deployment of Funds (Amount in US$)

Total Liabilities $	Total Assets $
24,000,000	24,000,000
Sources of Funds

Paid — up Capital $	Reserves & Surplus $
1,107	23,998,893

Secured Loans	Unsecured Loans
Nil	Nil
Application of Funds

Net Fixed Assets	Investments $
Nil	5,390,536

REDIFF HOLDINGS, INC

Net Current Assets $	Misc. Expenditure
551,163	Nil

Accumulated Losses $
18,058,300
(IV)	Performance of Company (Amount in US$) for the year ended March 31, 2010

Turnover $	Total Expenditure $
23,651	799,939

Profit / Loss Before Tax $	Profit / Loss After Tax $
(776,228)	(806,288)

Earning per Share US $	Dividend @ %
(0.07)	Nil
(V)	Generic Names of Three Principal Products / Services of Company (as per monetary terms)

Item Code No. (ITC)	N/A
Product Description	N/A
8.	Previous year’s figures have been regrouped and reclassified wherever necessary to conform to current year’s classifications.

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M. Pendse	A. Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: July 27, 2010	Date: July 27, 2010

India Abroad Publications Inc.
BOARD OF DIRECTORS
Mr. Ajit Balakrishnan
AUDITORS
PATKAR & PENDSE
INDIA
Directors’ Report
The Board of Directors present the audited financial statements of India Abroad Publications Inc. for the year ended March 31, 2010.
PRINCIPAL ACTIVITIES
India Abroad Publications Inc., a weekly newspaper-publishing Company is a subsidiary of Rediff Holdings Inc., (‘Rediff Holdings’) which in turn is a wholly owned subsidiary of Rediff.com India Limited (‘Rediff.com’).
India Abroad’s revenues primarily include advertising and sponsorship and consumer subscription revenues earned from the publication of its weekly newspaper distributed primarily in the USA & Canada. India Abroad was acquired by Rediff Holdings on April 28, 2001 by acquiring substantially all of the outstanding voting shares of India Abroad Publications, Inc.
REVIEW OF BUSINESS
The Profit & Loss account is set out along with this report and shows that during the year, the Company earned gross income of US $2,688,339/-. Gross Loss (before depreciation, amortization, impairment write down and taxes) is US $354,519 /-. After giving effect to other adjustments, net loss of US $415,241/- was carried to Balance Sheet.
DIVIDENDS
In view of the losses, your Directors do not recommend any dividend.
For and on behalf of the Board of Directors
sd/-
Director

Date: July 27, 2010

REPORT OF THE AUDITORS
The Board of Directors,
India Abroad Publications Inc.
We have audited the attached Balance Sheet of INDIA ABROAD PUBLICATIONS INC., a wholly owned subsidiary of Rediff Holdings Inc. and incorporated in the United States, as at March 31, 2010 and also the Profit & Loss Account of the Company for the year ended on that date annexed thereto. These financial statements are the responsibility of the Company’s Management. Our responsibility is to express an opinion on these financial statements based on our audit and report that:
We conducted our audit in accordance with auditing standards generally accepted in India. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
Further, we report that:
(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.

(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.

(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 14 to the Accounts.

(d)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at March 31, 2010;
and
ii.	in the case of Profit and Loss Account, of the profit of the Company for the year ended on that date;
For Patkar & Pendse
Chartered Accountants
Sd/-
B.M. Pendse
Partner
M.No. 32625
Place: Mumbai
Date: July 27, 2010

India Abroad Publications, Inc
Balance Sheet as at March 31, 2010

		As at	As at
	Schedule	31-Mar-10	31-Mar-09
	No.	US $	US $
I. SOURCES OF FUNDS

Shareholders’ funds:

Share Capital	1	31,981	31,981

Reserves & Surplus	2	773,142	1,188,563

TOTAL		805,123	1,220,544

II. APPLICATION OF FUNDS

Fixed assets:	3
Gross Block		489,913	484,016
Less: Depreciation		469,033	408,131

Net Block		20,880	75,885

Investments	4	129,793	129,793

Current assets, loans and advances:
Sundry debtors	5	638,709	807,955
Cash and bank balances	6	394,811	1,383,382
Loans and advances	7	384,507	383,187

		1,418,026	2,574,524

Less: Current liabilities and provisions:
Liabilities	8	811,538	1,607,620

		811,538	1,607,620

Net current assets		606,489	966,904

Miscellaneous expenditure (to the extnt not written off or adjusted)	9	47,962	47,962

TOTAL		805,123	1,220,544

Accounting policies and notes to balance sheet and profit and loss account	14

As per our attached report of even date
For Patkar & Pendse Chartered Accountants	For and on behalf of the board

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: July 27, 2010	Date: July 27, 2010

India Abroad Publications, Inc
Profit & Loss Account for the year ended March 31, 2010

		For the year ended
	Schedule	31-Mar-10	31-Mar-09
	No	US $	US $

INCOME

Operating revenues	10	2,677,050	3,661,058

Other Income	11	11,289	30,590

		2,688,339	3,691,648

EXPENDITURE

Personnel expenses	12	858,992	1,003,907

Operating and other expenses	13	2,183,867	2,495,961

Depreciation		60,902	62,246

		3,103,760	3,562,114

Profit/ Loss for the year before tax		(415,421)	129,534

Provision for tax		—	—

Profit / (Loss) after tax		(415,421)	129,534

Surplus / Deficit brought forward from previous year		976,117	846,583

Balance carried to balance sheet		560,696	976,117

Basic and Diluted Earnings Per Share (US$)		(0.13)	0.04

Accounting policies and notes to balance sheet and profit and loss account	13

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: July 27, 2010	Date: July 27, 2010

India Abroad Publications, Inc
Schedules 1 to 13 forming part of the Balance Sheet and Profit & Loss Account for the year ended March 31, 2010

	As at	As at
	31-Mar-10	31-Mar-09
	US $	US $

SCHEDULE 1: CAPITAL

Authorized:
6,000,000 (P.Y. 6,000,0000) shares @ $0.01	60,000	60,000

Issued and subscribed:
Capital
3,198,080 (P.Y. 3,198,080) equity shares@$0.01 par value	31,981	31,981

TOTAL	31,981	31,981

SCHEDULE 2: RESERVES AND SURPLUS

Securities Premium Account	212,446	212,446

Profit and loss Account	560,696	976,117

TOTAL	773,142	1,188,563

India Abroad Publications, Inc
Schedules 1 to 13 forming part of the Balance Sheet and Profit & Loss Account for the year ended March 31, 2010
SHEDULE 3: FIXED ASSETS

	Gross Block				Accumulated Depreciation
						Dep
	Opening				Opening	during	Dep on	Closing	Net Book
	Balance	Additions	Deletions	Closing Bal	Balance	the year	deletions	Balance	Value
	(Amt in	(Amt in	(Amt in	(Amt in	(Amt in	(Amt in	(Amt in	(Amt in	(Amt in
	USD)	USD)	USD)	USD)	USD)	USD)	USD)	USD)	USD)
Office Renovation	155,796	—	—	155,796	139,657	16,139	—	155,796	—
Telephone System	75,564	—	—	75,564	59,733	15,831		75,564	—
Machinery and equipment & Computer Software	184,058	7,006	1,362	189,703	155,210	26,663		181,873	7,830
Sun Systems	25,242		—	25,242	25,243	—	—	25,243
Furniture and fixtures	43,355	252	—	43,607	28,288	2,269	—	30,557	13,050
Automobiles	—	—	—	—		—		—	—
Leasehold improvements	—	—	—	—	—	—		—	—

	484,016	7,258	1,362	489,913	408,131	60,902	—	469,033	20,880

Previous Year	452,347	33,032	1,361	484,018	345,885	62,248		408,133	75,885

India Abroad Publications, Inc
Schedules 1 to 13 forming part of the Balance Sheet and Profit & Loss Account for the year ended March 31, 2010

	As at	As at
	31-Mar-10	31-Mar-09
	US $	US $

SCHEDULE 4: Investments (Unquoted at cost)

Long Term Investments
In wholly Owned Subsidiary Companies (Fully Paid-up)
India Abroad Publications (Canada) Inc.	104,793	104,793
162,974 (P.Y. 162,974) Common Shares

	104,793	104,793

India in New York Inc	25,000	25,000
100 (P.Y. 100) fully paid non-assesable shares

	129,793	129,793

SCHEDULE 5: SUNDRY DEBTORS

Sundry Debtors (unsecured)

Outstanding over six months	285,343	427,629
Others	581,041	555,001

	866,384	982,630
Less: Provision for doubtful debts	227,675	174,675

TOTAL	638,709	807,955

Note:

Considered good	638,709	807,955
Considered Doubtful provided for	227,675	174,675

	866,384	982,630

SCHEDULE 6: CASH AND BANK BALANCES

Chase Checking A/c	225,323	177,524
Lloyd Bank	4,811	5,281
Citibank Saving Account	38,472	536,199
Citibank-India Investments	2,549	709
Cash-CIBC US $ Acct.	1,662	923
Cash-EAB# 2	120,874	586,882
CIBC-Sterling Pound Account	1,119	1,119
Cash State Bank of LI # 2	—	74,745

TOTAL	394,811	1,383,382

India Abroad Publications, Inc
Schedules 1 to 13 forming part of the Balance Sheet and Profit & Loss Account

	As at	As at
	31-Mar-10	31-Mar-09
	US $	US $

SCHEDULE 7: LOANS AND ADVANCES (Unsecured Considered good)

Dues from Parent/group companies	198,919	182,088

Advances recoverable in cash or in kind value to be received	185,588	201,099

TOTAL	384,507	383,187

SHEDULE 8: CURRENT LIABILITIES

Sundry Credittors
- Other than small scale industrial undertakings	330,875	425,977

Dues to subsidiary / parent companies	106,583	782,589

Advances from customers	374,080	399,054

	811,538	1,607,620

SHEDULE 9: MISCELLANEOUS EXPENDITURE (to the extent not written off or adjusted)

Goodwill for purchases of India Abroad Publications	47,962	47,962

(Canada) Inc.	47,962	47,962

India Abroad Publications, Inc
Schedules 1 to 13 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2010

	For the year ended
	31-Mar-10	31-Mar-09
	US $	US $

SCHEDULE 10: OPERATING REVENUES

Subscription Income	332,476	412,089
Classified Income	418,661	474,193
Diplay Income	1,922,514	2,771,601
Royalty	3,400	3,175

TOTAL	2,677,050	3,661,058

SCHEDULE 11: OTHER INCOME

Interest on fixed deposits with banks	1,701	30,590
Foreign Exchange Gain	9,588

	11,289	30,590

SCHEDULE 12: PERSONNEL EXPENSES

Salaries and allowances	795,987	935,974

Payroll Taxes	63,004	67,933

TOTAL	858,992	1,003,907

SCHEDULE 13: OPERATING AND OTHER EXPENSES

Editorial expenses	172,536	202,566
Production Expenses	648,016	895,376
Circulation Expenses	568,489	625,571
Advertising and Promotion	121,035	88,886
Rent	176,319	219,114
Office Expenses	68,719	75,595
Dues and Subscriptions	5,911	7,110
Telephone and Telegrams	38,218	42,474
Electricity Expenses	18,816	24,494
Professional fees	110,575	23,179
Provision for Bad Debts write off	53,000	40,000
Internet-bandwidth cost	9,300	9,999
IA Person Of the Year Expenses	128,107	162,760
Moving Expenses	—	10,611
Bank Charges	64,825	68,226

TOTAL	2,183,867	2,495,961

INDIA ABROAD PUBLICATIONS INC.
SCHEDULE 14: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
A.	ACCOUNTING POLICIES
1.	Basis of preparation of financial statements
The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India (“Indian GAAP”), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.
2.	Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
3.	Revenue recognition
Revenues comprise of subscriptions to the India Abroad weekly newspaper publication and income from advertisements.
Revenue from advertisements are recognized upon publishing of the advertisements in the newspaper.
Subscription revenues are derived from the revenues received from newspaper subscribers and is recognized ratably over the period of subscription. Subscriptions received towards lifetime subscribers are shown as deferred revenue and recognized ratably over a 10 years period.
4.	Fixed assets and depreciation
Fixed assets are stated at historical cost. The Company depreciates fixed assets using the straight-line method, over the estimated useful lives of assets. The estimated useful lives of assets are as follows:

Furniture and fixtures	7 years
Computer equipment and software	3 years
Office equipment	5 years
5.	Investments
Cost of investments in wholly owned subsidiaries comprise of purchase cost as increased by legal fees, due diligence fees and other direct expenses connected with such acquisition. Additional consideration for the acquisition of equity shares payable in subsequent years on the resolution of certain contingencies is debited to the cost of the investments in the year in which the contingent payments crystallize.

INDIA ABROAD PUBLICATIONS INC.
6.	Employee retirement benefits
The company has employee retirement benefit plan in which employer merely facilitates the plan administration. Employer does not contribute to the plan.
Leave Encashment
The company’s policies allow leave encashment. Provision has been made in the books for unavailed leave balance at the end of the year.
7.	Foreign currency transactions
Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.
Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.
Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.
Non-monetary items such as investments denominated in a foreign currency are reported using the exchange rate at the date of the transaction.
8.	Income taxes
Income taxes are accounted for in accordance with US tax laws on Income accrued.
Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws in US. Tax liabilities and provision is accounted for by the Holding company.
9.	Leases
Operating Lease rentals are expensed with reference to lease terms and conditions.
10.	Contingent Liabilities
These are disclosed by way of notes on the balance sheet. Provision is made in the accounts in respect of those liabilities, which are likely to materialize after the year-end, till the finalization of accounts and having a material effect on the position stated in the balance sheet.

INDIA ABROAD PUBLICATIONS INC.
B.	NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
1.	Organization and Business
India Abroad Publications Inc (“the Company”) was incorporated as a New York Corporation on June 26th, 1970. On April 26, 2001, the Company was acquired by Rediff Holdings Inc, a wholly owned subsidiary of Rediff.Com India Limited.
The Company is one of the leading news publications catering to the Asian-American community focusing on India and the global Indian community.
2.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.
3.	The Company recognizes as revenues based on advertisements published and subscriptions ratably over the period of subscription. Hence requirements as to quantitative information are not applicable.
4.	Earnings in foreign exchange:

	US $	US $
Particulars	2010	2009
Advertising Revenue	184,756	414,186
5.	Operating leases
The Company leases office space and a Guest House for employes, under operating leases. Operating lease expense that has been included in the determination of the net profit is as follows:

	US$	US$
Particulars	2009	2008
Leased Premises	186,969	219,114
6.	Litigation
There are no pending litigations against the company.
7.	Other contingencies
In connection with the Company’s acquisition of India Abroad in April 2001, the Company has been advised by a hold-out shareholder that he believes his shares in India Abroad are worth approximately US$1.2 million. The Company disputes this assertion and has offered the claimant approximately US$50,000 for his shares. The Company does not know if this offer will be acceptable to the shareholder or if the shareholder will file a legal action against the Company if the matter is not resolved.
8.	The prior year figures have been regrouped and reclassified to conform to those of the current year.

INDIA ABROAD PUBLICATIONS INC.
9.	Balance Sheet Abstract and Company’s General Business Profile
(I)	Registration Details

Registration No. — TAX ID No	N.A.	State Code	N.A.

Balance Sheet Date (dd/mm/yy)	31/03/2010
(II)	Capital raised during the year (Amount in US$)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil
(III)	Position of Mobilisation and Deployment of Funds (Amount in US$)

Total Liabilities $	Total Assets $
805,123	805,123
Sources of Funds

Paid — up Capital $	Reserves & Surplus
31,981	773,142

Secured Loans	Unsecured Loans
Nil	Nil
Application of Funds

Net Fixed Assets $	Investments $
20,880	129,793

Net Current Assets $	Misc. Expenditure
606,489	47,962

Accumulated Losses $
Nil

INDIA ABROAD PUBLICATIONS INC.
(IV)	Performance of Company (Amount in US$) for the year ended March 31, 2010

Turnover $	Total Expenditure $
2,688,339	3,103,760

Profit / Loss Before Tax $	Profit / Loss After Tax $
-415,421	-415,421

Earning per Share	Dividend @ %
-0.13	Nil
(V)	Generic Names of Three Principal Products / Services of Company (as per monetary terms)

Item Code No. (ITC)	N/A
Product Description	News Paper

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M. Pendse	A. Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: July 27, 2010	Date: July 27, 2010

India in New York Inc.
BOARD OF DIRECTORS
Mr. Ajit Balakrishnan
AUDITORS
PATKAR & PENDSE
INDIA
Directors’ Report
The Board of Directors present the audited financial statements of India in New York Inc. for the year ended March 31, 2010.
PRINCIPAL ACTIVITIES
India in New York Inc. is a weekly newspaper-publishing unit, which is a wholly owned subsidiary of India Abroad Publications Inc. The Company publishes a free newspaper, distributed in the New York Metropolitan area.
REVIEW OF BUSINESS
The Profit & Loss account is set out along with this report and shows that during the year the Company earned gross income of US $214,099/-. Gross Profit (before depreciation, amortization, impairment write down and taxes) is US $131,939/-. After giving effect to other adjustments, the net profit of US $131,939/- was carried to Balance Sheet.
DIVIDENDS
With a view to conserve resources, your Directors do not recommend any dividend.
For and on behalf of the Board of Directors
sd/-
Director

Date: July 27, 2010

REPORT OF THE AUDITORS
The Board of Directors,
India In New York Inc.
We have audited the attached Balance Sheet of INDIA IN NEW YORK INC., a wholly owned subsidiary of India Abroad Publications Inc. incorporated in the United States, as at March 31, 2010 and also the Profit & Loss Account of the Company for the year ended on that date annexed thereto. These financial statements are the responsibility of the Company’s Management. Our responsibility is to express an opinion on these financial statements based on our audit and report that:
We conducted our audit in accordance with auditing standards generally accepted in India. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
Further we report that:
(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.
(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.
(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 9 to the Accounts.
(d)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at 31st March, 2010;
and
ii.	in the case of Profit and Loss Account, of the profit of the Company for the year ended on that date;

For Patkar & Pendse
Chartered Accountants

sd/-
B.M. Pendse
Partner
M.No. 32625
Place: Mumbai
Date: July 27, 2010

India In New York, Inc
Balance Sheet as at March 31, 2010

		As at	As at
	Schedule	31-Mar-10	31-Mar-09
	No.	US $	US $

I. SOURCES OF FUNDS

Shareholders’ funds:

Share Capital	1	—	—

Reserves & Surplus	2	1,301,316	1,169,377

TOTAL		1,301,316	1,169,377

II. APPLICATION OF FUNDS

Current assets, loans and advances:

Sundry debtors	3	63,786	127,257
Cash and bank balances	4	13,012	203,140
Loans and advances	5	1,232,360	861,841

		1,309,159	1,192,238

Less: Current liabilities and provisions:

Liabilities	6	7,843	22,861
Net current assets		1,301,316	1,169,377

TOTAL		1,301,316	1,169,377

Accounting policies and notes to balance sheet and profit and loss account	9

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: July 27, 2010	Date: July 27, 2010

India In New York, Inc
Profit & Loss Account for the year ended March 31, 2010

		For the year ended
	Schedule	31-Mar-10	31-Mar-09
	No	US $	US $

INCOME

Operating revenues	7	214,099	269,363

		214,099	269,363

EXPENDITURE

Operating and other expenses	8	82,161	111,414

		82,161	111,414

Profit for the year before tax		131,939	157,949

Provision for tax		—	—

Profit after tax		131,939	157,949

Surplus brought forward from previous year		1,144,377	986,428

Balance carried to balance sheet		1,276,316	1,144,377

Accounting policies and notes to balance sheet and profit and loss account	9

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: July 27, 2010	Date: July 27, 2010

India In New York Inc.
Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended March 31, 2010

	As at	As at
	31-Mar-10	31-Mar-09
	US $	US $

SCHEDULE 1: SHARE CAPITAL

Authorized:
200 (P.Y 200) common shares with no par value	—	—

Issued and subscribed:
100 (P.Y. 100) common shares with no par value	—	—

TOTAL	—	—

SCHEDULE 2: RESERVES & SURPLUS

Securities Premium	25,000	25,000

Surplus in Profit & Loss Account	1,276,316	1,144,377

TOTAL	1,301,316	1,169,377

SCHEDULE 3: SUNDRY DEBTORS
Sundry debtors (unsecured considered good):

Outstanding over six months	—	—
Other debts	63,786	127,257

TOTAL	63,786	127,257

SCHEDULE 4: CASH AND BANK BALANCES

Bank balances:
Citi Bank NA
On current account	13,012	203,140

TOTAL	13,012	203,140

SCHEDULE 5: LOANS AND ADVANCES (Unsecured considered good )

Due from parent company — India Abroad Inc.	1,231,147	860,628

Advances recoverable in cash or in kind or for value to be received	1,213	1,213

TOTAL	1,232,360	861,841

SCHEDULE 6: LIABILITIES

Sundry Creditors
- Other than small scale industrial undertakings.	—	—

Advance from customers	7,843	22,861

TOTAL	7,843	22,861

India In New York Inc.
Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended March 31, 2010

	For the year ended
	31-Mar-10	31-Mar-09
	US $	US $

SCHEDULE 7: OPERATING REVENUE

Display Income	214,081	268,864

Royalty Income	18	499

TOTAL	214,099	269,363

SCHEDULE 8: OPERATING AND OTHER EXPENSES

Printing & Stationery	99,779	111,414
Office Expenses	181	—
Miscellaneous expenses	(17,799)	—

TOTAL	82,161	111,414

INDIA IN NEW YORK, INC
SCHEDULE 9: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
A.	ACCOUNTING POLICIES
1.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India (“Indian GAAP”), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

2.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	Revenue recognition

Revenues comprise of revenues from advertisements.

Revenue from advertisements are recognized upon publishing of the advertisements in the newspaper.

4.	Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.

Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.

INDIA IN NEW YORK, INC
5.	Income taxes

Income taxes are accounted for in accordance with US tax laws on Income accrued.

Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws in US. Tax liabilities and provision is accounted for by the Holding company.

B.	NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
1.	Organization and Business

India In New York Inc (“the Company”) was incorporated as a New York Corporation on May 1st 1997. In February 2001, the Company was acquired by Rediff Holdings Inc, a wholly owned subsidiary of Rediff.Com India Limited.

The Company is one of the leading free news publications catering to the Asian-American community focusing on India and the global Indian community.

2.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.

3.	Litigation:

There are no pending litigations against the company.

4.	The prior year figures have been regrouped and reclassified to conform to those of current year.

INDIA IN NEW YORK, INC
5.	Balance Sheet Abstract and Company’s General Business Profile
(I)	Registration Details

Registration No. — TAX ID No	N.A.	State Code	N.A.

Balance Sheet Date (dd/mm/yy)	31/03/2010
(II)	Capital raised during the year (Amount in US $)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil
(III)	Position of Mobilisation and Deployment of Funds (Amount in US$)

Total Liabilities $	Total Assets $
1,301,316	1,301,316
Sources of Funds

Paid — up Capital $	Reserves & Surplus
—	1,301,316

Secured Loans	Unsecured Loans
Nil	Nil
Application of Funds

Net Fixed Assets $	Investments $
—	—

Net Current Assets $	Misc. Expenditure
1,301,316	—

Accumulated Losses $
—

INDIA IN NEW YORK, INC
(IV)	Performance of Company (Amount in US$) for the year ended March 31, 2010

Turnover $	Total Expenditure $
214,099	82,161

Profit/Loss Before Tax $	Profit / Loss After Tax $
131,939	131,939

Earning per Share $	Dividend @ %
~	Nil
(V)	Generic Names of Three Principal Products / Services of Company (as per monetary terms)

Item Code No. (ITC)	N/A
Product Description	News Paper

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: July 27, 2010	Date: July 27, 2010

India Abroad Publications (Canada), Inc.
BOARD OF DIRECTORS
Mr. Ajit Balakrishnan
AUDITORS
PATKAR & PENDSE
INDIA
Directors’ Report
The Board of Directors present the audited financial statements of India Abroad Publications (Canada), Inc. for the year ended March 31, 2010.
PRINCIPAL ACTIVITIES
India Abroad Publications (Canada), Inc. (“IA Canada), is a weekly newspaper-publishing unit, which is a wholly owned subsidiary of India Abroad Publications Inc. IA Canada sells advertising space and subscriptions for the India Abroad newspaper in the Canadian Market.
REVIEW OF BUSINESS
The Profit & Loss account is set out along with this report and shows that during the year the Company earned gross income of C$245,341/-. Gross Loss (before depreciation, amortization, impairment write down and taxes) is C$78,003/-. After giving effect to other adjustments, net loss of C$83,620/- was carried to Balance Sheet.
DIVIDENDS
In view of the losses, your Directors do not recommend any dividend.
For and on behalf of the Board of Directors
sd/-
Director

Date: July 27, 2010

REPORT OF THE AUDITORS
The Board of Directors,
India Abroad Publications (Canada) Inc.
We have audited the attached Balance Sheet of INDIA ABROAD PUBLICATIONS (CANADA) INC., a Company incorporated in the United States, as at March 31, 2010 and also the Profit & Loss Account of the Company for the year ended on that date annexed thereto. These financial statements are the responsibility of the Company’s Management. Our responsibility is to express an opinion on these financial statements based on our audit and report that:
We conducted our audit in accordance with auditing standards generally accepted in India. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
Further, we report that:
(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.
(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.
(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 10 to the Accounts.
(d)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at 31st March, 2010;
and
ii.	in the case of Profit and Loss Account, of the loss of the Company for the year ended on that date;
For Patkar & Pendse
Chartered Accountants
sd/-
B.M. Pendse
Partner
M.No. 32625
Place: Mumbai, India
Date: July 27, 2010

India Abroad Publications (Canada) Inc
Balance Sheet as at March 31, 2010

		As at	As at
	Schedule	31-Mar-10	31-Mar-09
	No.	C $	C $
I. SOURCES OF FUNDS

Shareholders’ funds:

Capital	1	142,974	142,974

TOTAL		142,974	142,974

II. APPLICATION OF FUNDS

Fixed assets:	2
Gross Block		15,120	15,119
Less: Depreciation		6,978	5,444

Net Block		8,142	9,675

Current assets, loans and advances:
Sundry debtors	3	5,000	8,325
Cash and bank balances	4	12,012	35,322
Loans and advances	5	(103,512)	(69,617)

		(86,500)	(25,970)

Less: Current liabilities and provisions:
Liabilities	6	48,693	27,136

Net current assets		(135,193)	(53,106)

Profit and loss account		270,025	186,405

TOTAL		142,974	142,974

Accounting policies and notes to balance sheet and profit and loss account	10

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: July 27, 2010	Date: July 27, 2010

India Abroad Publications (Canada) Inc
Profit & Loss Account for the year ended March 31, 2010

		For the year ended
	Schedule	31-Mar-10	31-Mar-09
	No.	C $	C $

INCOME

Operating revenues	7	245,341	268,547

		245,341	268,547

EXPENDITURE

Personnel expenses	8	56,493	57,958

Operating and other expenses	9	266,851	238,752

Depreciation		5,617	1,360

		328,961	298,070

Profit / (Loss) for the year before tax		(83,620)	(29,523)

Provision for tax / Tax paid		—	—

Profit / (Loss ) after tax		(83,620)	(29,523)

Suplus / (Deficit) brought forward from previous year		(186,405)	(156,882)

Balance carried to balance sheet		(270,025)	(186,405)

Basic and Diluted Earnings Per Share (C$)		(0.51)	(0.18)

Accounting policies and notes to balance sheet and profit and loss account	10

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: July 27, 2010	Date: July 27, 2010

India Abroad Publications (Canada) Inc
Schedules 1 to 10 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2010

	As at	As at
	31-Mar-10	31-Mar-09
	C $	C $

SCHEDULE 1: CAPITAL

Issued and subscribed:
162,974 (P.Y. 162,974) equity shares fully paid	142,974	142,974

TOTAL	142,974	142,974

India Abroad Publications (Canada) Inc
Schedules 1 to 10 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2010
Schedule 2: Fixed Assets
IA-Canada

	Gross Block				Accumulated Depreciation
	Opening				Opening		Dep on	Closing	Net Book
	Balance	Additions	Deletions	Closing	Balance	Dep during the	deletions	Balance	Value
	(Amt in C$)	(Amt in C$)	(Amt in C$)	Bal (Amt in C$)	(Amt in C$)	year (Amt in C$)	(Amt in C$)	(Amt in C$)	(Amt in C$)
Machinery and equipment	13,619	—	—	13,619	99	5,617		5,716	7,903
Furniture and fixtures	1,500	—	—	1,500	1,262	—		1,262	238

	15,120	—	—	15,120	1,361	5,617		6,978	8,142

Previous year	15119			15119				5444

India Abroad Publications (Canada) Inc
Schedules 1 to 10 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2010

	As at	As at
	31-Mar-10	31-Mar-09
	C $	C $

SCHEDULE 3: SUNDRY DEBTORS
(Unsecured considered good)
Outstanding over six months	—	—
Other debts	5,000	8,325

TOTAL	5,000	8,325

SCHEDULE 4: CASH AND BANK BALANCES

Bank balances:

With Canadian Imperial Bank of Commerce On current account	6,938	30,160

With Hongkong Bank On current account	5,074	5,162

TOTAL	12,012	35,322

SCHEDULE 5: LOANS AND ADVANCES
(Unsecured considered good)

Due from parent company — India Abroad Publications Inc.	(103,512)	(69,617)

TOTAL	(103,512)	(69,617)

SCHEDULE 6: CURRENT LIABILITIES

Sundry Creditors
- Other than small scale industrial undertakings	17,205	24,601

Advance from customers	31,488	2,535

TOTAL	48,693	27,136

India Abroad Publications (Canada) Inc
Schedules 1 to 10 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2010

	For the year ended
	31-Mar-10	31-Mar-09
	C $	C $

SCHEDULE 7: OPERATING REVENUE

Subscription Income	39,373	24,139

Classified Income	3,138	4,908

Display Income	176,639	227,285

Retail Sale	26,190	12,215

TOTAL	245,341	268,547

SCHEDULE 8: PERSONNEL EXPENSES

Salaries and allowances	46,857	52,721

Statutory dues	9,636	5,237

TOTAL	56,493	57,958

SCHEDULE 9: OPERATING AND OTHER EXPENSES

Printing	181,482	154,039
Mailing & Distribution	35,087	43,699
Office Expenses	12,107	6,617
Professional Fees	2,558	—
Editorial Expenses	19,450	14,393
Telephone Expenses	1,485	1,629
Travel & Entertainment Expenses	1,098	—
Marketing Commission	11,782	16,395
Bank charges	1,802	1,980

TOTAL	266,851	238,752

INDIA ABROAD PUBLICATIONS (Canada) INC.
SCHEDULE 10: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
A.	ACCOUNTING POLICIES
1.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India (“Indian GAAP”), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

2.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	Revenue recognition

Revenues comprise from subscription to the India Abroad weekly news paper and income from advertisements. Revenue from advertisements are recognized upon publishing of the advertisements in the newspaper.

Subscription revenues are derived from the revenues received from the news paper subscribers and is recognized ratably over the period of subscription. Subscriptions received towards lifetime subscribers are shown as deferred revenue and recognized ratably over a 10 year period.

4.	Fixed assets and depreciation

Fixed assets are stated at historical cost. The Company depreciates fixed assets using the straight-line method, over the estimated useful lives of assets. The estimated useful lives of assets are as follows:

Furniture and fixtures	7 years
Office equipment	5 years

INDIA ABROAD PUBLICATIONS (Canada) INC.
5.	Employee retirement benefits

The company does not have any employee retirement benefit plan.

Leave Encashment

The company’s policies does not allow leave encashment and the employees are encouraged to avail the eligible leave. Unavailed leave lapses at the end of the period and hence no provision has been made in the books.

6.	Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.

Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.

7.	Income taxes

Income taxes are accounted for in accordance with Canadian tax laws on Income accrued and form part of the Holding Company tax liabilities.

Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws in Canada. Tax liabilities and provision is accounted for by the Holding company.

B.	NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
1.	Organization and Business

India Abroad Publications (Canada) Inc (“the Company”) was incorporated in Canada on December 20th, 1983. In February 2001, the Company was acquired by Rediff Holdings Inc, a wholly owned subsidiary of Rediff.Com India Limited.

The Company is one of the leading news publications, catering to the Asian-American community focusing on India and the global Indian community.

INDIA ABROAD PUBLICATIONS (Canada) INC.
2.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.

3.	The Company recognizes as revenues based on advertisements published and subscriptions ratably over the period of subscription. Hence requirements as to quantitative information are not applicable.

4.	Litigation:

There are no pending litigations against the company.

5.	The prior year figures have been regrouped and reclassified to conform with those of the current year.

INDIA ABROAD PUBLICATIONS (Canada) INC.
6.	Balance Sheet Abstract and Company’s General Business Profile
(I)	Registration Details

Registration No. — Business No	N.A.	State Code	N.A.

Balance Sheet Date (dd/mm/yy)	31/03/2010
(II)	Capital raised during the year (Amount in C$)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil
(III)	Position of Mobilisation and Deployment of Funds (Amount in C$)

Total Liabilities C$	Total Assets C$
142,974	142,974
Sources of Funds

Paid — up Capital C$	Reserves & Surplus
142,974	Nil

Secured Loans	Unsecured Loans
Nil	Nil
Application of Funds

Net Fixed Assets C$	Investments $
8,142	Nil

Net Current Assets C$	Misc. Expenditure
(135,193)	Nil

Accumulated Losses C$
270,025

INDIA ABROAD PUBLICATIONS (Canada) INC.
(IV)	Performance of Company (Amount in C$) for the year ended March 31, 2010.

Turnover C$	Total Expenditure C$
245,341	328,961

Profit / Loss Before Tax C$	Profit / Loss After Tax C$
(83,620)	(83,620)

Earning per Share	Dividend @ %
(0.51)	Nil
(V)	Generic Names of Three Principal Products / Services of Company ( as per monetary terms )

Item Code No. ( ITC )	N/A
Product Description	News Paper

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M. Pendse	A. Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: July 27, 2010	Date: July 27, 2010

Rediff.com Inc.
BOARD OF DIRECTORS
Mr. Ajit Balakrishnan
AUDITORS
PATKAR & PENDSE
INDIA
Directors’ Report
The Board of Directors present the audited financial statements of Rediff.com Inc. for the year ended March 31, 2010.
PRINCIPAL ACTIVITIES
Rediff.com Inc. is a wholly owned subsidiary of Rediff Holdings Inc. Rediff.com Inc. derives revenue from a website targeted at the Indian American community.
REVIEW OF BUSINESS
The Profit & Loss account is set out along with this report and shows that the Company earned gross income of US $1,029,370/-. Gross Profit (before depreciation, amortization, impairment write down and taxes) is US $163,253/-. After giving effect to other adjustments, the net profit of US $163,253/- was carried to Balance Sheet.
DIVIDENDS
With the view to conserve resources, your Directors do not recommend any dividend.
For and on behalf of the Board of Directors
sd/-
Director
Date: July 27, 2010

REPORT OF THE AUDITORS
The Board of Directors,
Rediff.Com Inc.
We have audited the attached Balance Sheet of REDIFF.COM INC., a wholly owned subsidiary of Rediff Holdings Inc. incorporated in the United States, as at March 31, 2010 and also the Profit & Loss Account of the Company for the year ended on that date annexed thereto. These financial statements are the responsibility of the Company’s Management. Our responsibility is to express an opinion on these financial statements based on our audit and report that:
We conducted our audit in accordance with auditing standards generally accepted in India. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
Further, we report that:
(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.
(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.
(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 10 to the Accounts.
(d)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at 31st March, 2010;
and
ii.	in the case of Profit and Loss Account, of the profit of the Company for the year ended on that date;
For Patkar & Pendse
Chartered Accountants
sd/-
B.M. Pendse
Partner
M.No. 32625
Place: Mumbai, India
Date: July 27, 2010

Rediff.com Inc.
Balance Sheet as at March 31, 20010

		As at	As at
	Schedule	31-Mar-10	31-Mar-09
	No.	US $	US $
I. SOURCES OF FUNDS

Shareholders’ funds:

Capital	1	5	5

Reserves & Surplus	2	5,201,724	5,038,471

TOTAL		5,201,729	5,038,476

II. APPLICATION OF FUNDS

Fixed assets:	3
Gross Block		601,011	601,011
Less: Depreciation		601,011	601,011

Net Block		—	—

Current assets, loans and advances:
Sundry debtors	4	192,160	406,477
Cash and bank balances	5	71,976	130,559
Loans and advances	6	4,986,554	4,578,223

		5,250,691	5,115,259

Less: Current liabilities and provisions:
Liabilities	7	48,962	76,783

		48,962	76,783

Net current assets		5,201,729	5,038,476

TOTAL		5,201,729	5,038,476

Accounting policies and notes to balance sheet and profit and loss account	10

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: July 27, 2010	Date: July 27, 2010

Rediff.com Inc
Profit & Loss Account for the year ended March 31, 2010

		For the year ended
	Schedule	31-Mar-10	31-Mar-09
	No.	US $	US $

INCOME

Display income		1,029,370	1,576,098

		1,029,370	1,576,098

EXPENDITURE

Personnel expenses	8	751,145	858,686

Operating and other expenses	9	114,972	169,523

Depreciation		—	—

		866,117	1,028,209

Profit/ Loss for the year before tax		163,253	547,889
Provision for tax/ Taxes paid		—	—

		163,253	547,889

Deficit brought forward from previous year		1,706,326	1,158,437

Balance carried to balance sheet		1,869,579	1,706,326

Basic and Diluted Earnings Per Share (US$)		32.65	109.58

Accounting policies and notes to balance sheet and profit and loss account	10

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: July 27, 2010	Date: July 27, 2010

Rediff.com Inc.
Schedules 1 to 10 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2010

	As at	As at
	31-Mar-10	31-Mar-09
	US $	US $

SCHEDULE 1: CAPITAL

Authorized:
10000 shares @ $0.001 per share	10	10

Issued and subscribed:
5000 shares @ $0.001 per share; par value	5	5

TOTAL	5	5

SCHEDULE 2: RESERVES AND SURPLUS

Securities Premium Account	3,332,145	3,332,145

Profit and loss Account	1,869,579	1,706,326

TOTAL	5,201,724	5,038,471

Rediff.com Inc.
Schedules 1 to 10 forming part of the Balance Sheet and Profit & Loss Account for the year ended March 31, 2010
Schedule 3: Fixed Assets
(US$)

	Furniture	Computer	As at March 31,	As at March 31,
	& Fixtures	Equipment	2010	2009

Cost as at April 1, 2009	44,421	556,590	601,011	601,011

Additions	—	—	—	—

Deductions	—	—	—	—

Total as at March 31, 2010	44,421	556,590	601,011	601,011

Depreciation upto March 31, 2010	44,421	556,590	601,011	601,011

Net value as at March 31, 2010	—	—	—	—

Rediff.com Inc.
Schedules 1 to 10 forming part of the Balance Sheet and Profit & Loss Account for the year ended March 31, 2010

	As at	As at
	31-Mar-10	31-Mar-09
	US $	US $

SCHEDULE 4: SUNDRY DEBTORS

Sundry debtors
(Unsecured considered good)
Outstanding over six months	124,714	105,519
Other debts	190,354	406,477

	315,068	511,996

Less: Provision for doubtful debts	122,908	105,519

	192,160	406,477

SCHEDULE 5: CASH AND BANK BALANCES

Bank balances:

With Citibank
In current account	71,976	130,559

TOTAL	71,976	130,559

SCHEDULE 6: LOANS AND ADVANCES (Unsecured )

Due from group companies	4,986,554	4,578,223

TOTAL	4,986,554	4,578,223

Notes:
1. (a) Considered good	4,986,554	4,578,223
(b) Considered doubtful	—	—

	4,986,554	4,578,223

SCHEDULE 7: CURRENT LIABILITIES

Sundry Creditors
- Other than small scale industrial undertakings.	48,962	76,783

Due to parent / group companies	—	—

TOTAL	48,962	76,783

Rediff.com Inc.
Schedules 1 to 10 forming part of the Balance Sheet and Profit & Loss Account for the year ended March 31, 2010

	For the year ended
	31-Mar-10	31-Mar-09
	US $	US $

SCHEDULE 8: PERSONNEL EXPENSES

Salaries and allowances	697,531	794,483

Statutory dues	53,614	64,203

TOTAL	751,145	858,686

SCHEDULE 9: OPERATING AND OTHER EXPENSES

Travelling expenses	6,846	2,570
Payroll processing fee	3,743	4,316
Insurance charges	74,528	86,745
Office espenses	856	2,385
Bad debts	29,000	45,600
Exchange Loss	—	36,722
Professional fees	—	(8,815)

	114,972	169,523

Rediff.com Inc.
SCHEDULE 10: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
A.	ACCOUNTING POLICIES
1.	Basis of preparation of financial statements
The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India (“Indian GAAP”), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.
2.	Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
3.	Revenue recognition
Revenues comprise of revenues from online advertising. Online advertising includes advertisement and sponsorships.
Online advertising
Advertisement and sponsorship income is derived from customers who advertise on the Company’s website or to whom direct links from the Company’s website to their own websites are provided.
Revenue from advertisement and sponsorships is recognized ratably over the contractual period of the advertisement, commencing when the advertisement is placed on the website. Revenues are also derived from sponsor buttons placed in specific areas of the Company’s website, which generally provide users with direct links to sponsor websites. These revenues are recognized ratably over the period in which the advertisement is displayed, provided that no significant Company obligations remain and collection of the resulting receivable is probable. Company obligations may include guarantees of a minimum number of impressions, or times, that an advertisement appears in pages viewed by users of the Company’s portal. To the extent that minimum guaranteed impressions are not met, the Company defers recognition of the corresponding revenues until the guaranteed impression levels are achieved.

Rediff.com Inc.
4.	Fixed assets and depreciation
Fixed assets are stated at historical cost. The Company depreciates fixed assets using the straight-line method, over the estimated useful lives of assets. The estimated useful lives of assets are as follows:

Furniture and fixtures	7 years
Computer equipment	3 to 5 years
5.	Income taxes
Income taxes are accounted for in accordance with US tax laws on Income accrued and form part of the Parent company Income tax liability.
Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws in US. Tax liabilities and provision is accounted for by the Holding Company.
B.	NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
1.	Organization and Business
Rediff.com Inc (“the Company”) was incorporated on July 30, 1999. On February 27, 2001, Rediff Holdings Inc. acquired thinkindia.com Inc (“thinkindia”) which was renamed as Rediff.Com Inc. Rediff.Com provides the Rediff Group with technology, marketing and content support in the United States.
The Company is one of the leading Internet destinations, or portals, focusing on India and the global Indian community. Its websites consists of interest specific channels relevant to Indian interests such as cricket, astrology, matchmaker and movies, content on various matters like news and finance, search facilities, a range of community features such as e-mail, chat, messenger and e-commerce.
2.	The Company recognizes as revenues from advertisements and online marketing and hence requirements as to quantitative information are not applicable.
3.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.
4.	Litigation:
There are no pending litigations against the company.
5.	Prior yeat figures have been regrouped and reclassified to conform to those of the current year

Rediff.com Inc.
5.	Balance Sheet Abstract and Company’s General Business Profile.
(I)	Registration Details

Registration No. — Tax ID No	N.A.	State Code	N.A.

Balance Sheet Date	31/03/2010
(dd/mm/yy)
(II)	Capital raised during the year (Amount in US$)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil
(III)	Position of Mobilization and Deployment of Funds (Amount in US$)

Total Liabilities US $	Total Assets US $
5,201,729	5,201,729
Sources of Funds

Paid — up Capital $	Reserves & Surplus
5	5,201,724

Secured Loans	Unsecured Loans
Nil	Nil
Application of Funds

Net Fixed Assets	Investments
Nil	Nil

Net Current Assets $	Misc. Expenditure
5,201,729	Nil

Accumulated Losses
Nil

Rediff.com Inc.
(IV)	Performance of Company (Amount in US $) for the year ended March 31, 2009

Turnover $	Total Expenditure $
1,029,370	866,117

Profit / Loss Before Tax $	Profit / Loss After Tax $
163,253	163,253

Earning per Share $	Dividend @ %
32.65	Nil
(V)	Generic Names of Three Principal Products / Services of Company (as per monetary terms)

Item Code No. (ITC)	N/A
Product Description	Online Advertising

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M. Pendse	A. Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: July 27, 2010	Date: July 27, 2010

Value Communications Corporation
BOARD OF DIRECTORS
Mr. Ajit Balakrishnan
AUDITORS
PATKAR & PENDSE
INDIA
Directors’ Report
The Board of Directors present the audited financial statements of Value Communication Corporation Inc. for the year ended on March 31, 2010.
REVIEW OF BUSINESS
Following the sale of its long distance phone card business in April 2004, the Company is currently not engaged in any business.
Since we have no business activity, we did not incur any expenses during the year.
DIVIDENDS
In view of the losses, your Directors do not recommend any dividend.
For and on behalf of the Board of Directors
sd/-
Director
Date: July 27, 2010

REPORT OF THE AUDITORS
The Board of Directors,
Value Communications Corporation
We have audited the attached Balance Sheet of VALUE COMMUNICATIONS CORPORATION, a wholly owned subsidiary of Rediff.com India Limited incorporated in the United States, as at March 31, 2010 and also the Profit & Loss Account of the Company for the year ended on that date annexed thereto. These financial statements are the responsibility of the Company’s Management. Our responsibility is to express an opinion on these financial statements based on our audit and report that:
We conducted our audit in accordance with auditing standards generally accepted in India. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
Further, we report that:
(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.
(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.
(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 7 to the Accounts.
(d)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at 31st March, 2010;
and
ii.	in the case of Profit and Loss Account, of the loss of the Company for the year ended on that date;
For Patkar & Pendse
Chartered Accountants
sd/-
B.M. Pendse
Partner
M.No. 32625
Place: Mumbai, India
Date: July 27, 2010

Value Communications Corporation
Balance Sheet as at March 31, 2010

		As at	As at
	Schedule	31-Mar-10	31-Mar-09
	No.	US $	US $
I. SOURCES OF FUNDS

Shareholders’ funds:
Share Capital	1	7,146,432	7,146,432

Reserves & Surplus
Deferred tax liability		—	—

TOTAL		7,146,432	7,146,432

II. APPLICATION OF FUNDS
Fixed assets:
Gross Block	2	—	—
Less: Depreciation		—	—

Net Block		—	—

Current assets, loans and advances:
Sundry Debtors		—	—
Cash and bank balances	3	12,515	12,515
Loans and advances	4	208,175	208,175

		220,690	220,690

Less: Current liabilities and provisions:
Liabilities	5	3,072,239	3,072,239

		3,072,239	3,072,239

Net current assets		(2,851,549)	(2,851,549)

Profit and loss account		9,997,981	9,997,981

TOTAL		7,146,432	7,146,432

Accounting policies and notes to balance sheet and profit and loss account	7

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: July 27, 2010	Date: July 27, 2010

Value Communications Corporation
Profit & Loss Account for the year ended March 31, 2010

		For the year ended
	Schedule	31-Mar-10	31-Mar-09
	No.	US $	US $

INCOME

Operating Income		—	—

		—	—

EXPENDITURE

Operating and other expenses	6	—	190

		—	190

Profit/ (Loss) for the year before tax		—	(190)

Less: Provision for tax		—	—

Loss after Tax		—	(190)

Deficit brought forward from previous year		(9,997,981)	(9,997,791)

Balance carried to balance sheet		(9,997,981)	(9,997,981)

Accounting policies and notes to balance sheet and profit and loss account	7

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner M.No. 32625	Director

Mumbai, India	Mumbai, India
Date: July 27, 2010	Date: July 27, 2010

Value Communications Corporation
Schedule 1 to 8 forming part of the Balance Sheet and Profit & Loss Account for the year ended March 31, 2010

	As at	As at
	No.	31-Mar-09
	US $	US $

SCHEDULE 1: SHARE CAPITAL

Authorized:
20,000,000 shares common stock, no par value	—	—

Issued and subscribed:
12,000,000 shares common stock	7,146,432	7,146,432

TOTAL	7,146,432	7,146,432

Value Communications Corporation
Schedule 1 to 8 forming part of the Balance Sheet and Profit & Loss Account for the year ended March 31, 2010
SCHEDULE 2: FIXED ASSETS

	Gross Block				Depreciation				Net Block
	As at			As at	As at			As at	As at	As at
	March 31,			March 31,	March 31,			March 31,	March 31,	March 31,
Particulars	2009	Additions	Deletions	2010	2009	Addition	Deletions	2010	2010	2009

EQUIPT & COMPUTERS	—	—	—	—	—	—	—	—	—	—
SOFTWARE	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—

Value Communications Corporation
Schedule 1 to 8 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2010

	As at	As at
	31.03.2010	31.03.2009
	US $	US $

SCHEDULE 3: CASH AND BANK BALANCES

Bank balances:

(i) Citi Bank N.Y.
On current account	12,515	12,515

TOTAL	12,515	12,515

SCHEDULE 4: LOANS AND ADVANCES
ADVANCES (Unsecured considered good)

Advances recoverable in cash or in kind or for value to be received

Dues From Parent Company	139,846	139,846
Others	68,329	68,329

TOTAL	208,175	208,175

SCHEDULE 5: LIABILITIES

Sundry Creditors
- Other than small scale industrial undertakings.	14,369	14,369

- Dues to parent / group companies	3,057,870	3,057,870

TOTAL	3,072,239	3,072,239

Value Communications Corporation
Schedule 1 to 8 forming part of the Balance Sheet and Profit & Loss Account for the year ended March 31, 2010

	As at	As at
	31-Mar-10	31-Mar-09
	US $	US $

SCHEDULE 6: OPERATING AND OTHER EXPENSES

Bank Charges	—	190

TOTAL	—	190

Value Communications Corporation
SCHEDULE 7: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
A.	ACCOUNTING POLICIES
1.	Basis of preparation of financial statements
The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India (“Indian GAAP”), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.
2.	Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
3.	Revenue recognition
The Company recognizes revenue as PINs and prepaid calling cards are delivered to customers.
4.	Fixed assets and depreciation
Pursuant to the sale of business on 8th april 2004, the company does not hold any fixed assets.
5.	Employee retirement benefits
The company has employee retirement benefit plan in which employer merely facilitate the plan administration. Employer does not contribute to the plan.
Leave Encashment
Provision for leave encashment is computed on the basis of last drawn salary for the unavailed leave balance to the credit of the employees at the year end and is charged to the Profit and Loss Account.

Value Communications Corporation
6.	Foreign currency transactions
Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.
Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.
Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.
Non-monetary items such as investments denominated in a foreign currency are reported using the exchange rate at the date of the transaction.
7.	Income taxes
Income taxes are accounted for in accordance with the US tax laws.
Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws.
8.	Deferred Income Taxes
Deferred Tax is recognized for all timing differences, subject to the consideration of prudence, applying the tax rates that have been subsequently enacted after the Balance Sheet date.
9.	Leases
Operating Lease rentals are expensed with reference to lease terms and conditions.

Value Communications Corporation
B.	NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
1.	Organization and Business
Value Communications Corporation (“ValuCom” or the “Company”) is a wholly-owned subsidiary of Rediff.com India, Ltd (“Rediff”). ValuCom provides internet-based marketing of prepaid long-distance service to over 200 countries worldwide. The Company markets its services to consumers and small businesses by packaging long-distance service from large telecommunication companies into Prepaid Identification Numbers (“PINs”) and prepaid calling cards for sale on its Internet site or at its call-in center.
2.	An event having significant impact on the Company occurred on 8th April, 2004, where the Company’s entire business was sold to World Quest Networks, Inc.
3.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.
4.	Litigation:
There are no pending litigations against the company.
5.	Deferred Income Taxes
As of March 31, 2010, the components of the Company’s net deferred tax assets are as follows:
As of March 31, 2010, the Company has net operating loss carry forwards of approx US$ 2,965,000 for federal income tax purposes, which expire in the years 2020 to 2026. Realization of the future tax benefits related to the deferred tax income tax asset is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carry forward period. Management has considered these factors and believes that no asset to be created in the books of accounts.
6.	The prior year figures have been regrouped and reclassified to conform to those of the current year.

Value Communications Corporation
7.	Balance Sheet Abstract and Company’s General Business Profile
(I)	Registration Details

Registration No.	N.A.	State Code	N.A.

Balance Sheet Date	31/03/2010
(dd/mm/yy)
(II)	Capital raised during the year (Amount in US$)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil
(III)	Position of Mobilisation and Deployment of Funds (Amount in US$ )

Total Liabilities	Total Assets
7,146,432	7,146,432
Sources of Funds

Paid — up Capital	Reserves & Surplus
7,146,432	NIL

Secured Loans	Unsecured Loans
Nil	Nil
Application of Funds

Net Fixed Assets	Investments
Nil	Nil

Value Communications Corporation

Net Current Assets	Accumulated Losses
(2,851,549)	9,997,981
(IV)	Performance of Company (Amount in US$) for the year ended March 31, 2010.

Turnover $	Total Expenditure $
—	0

Profit / Loss Before Tax	Profit / Loss After Tax
0	0

Earning per Share $	Dividend @ %
0.00	Nil
(V)	Generic Names of Three Principal Products / Services of Company ( as per monetary terms )

Item Code No. (ITC)	N/A
Product Description	Prepaid calling cards

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M. Pendse	A. Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: July 27, 2010	Date: July 27, 2010

REDIFF.COM INDIA LTD
Regd. Office: 1st Floor, Mahalaxmi Engineering Estate, L. J. First Cross Road, Mahim (West), Mumbai 400 016
ATTENDANCE SLIP

Folio No.
No. of Shares
I hereby record my presence at the Fifteenth Annual General Meeting of the Company being held at Registered Office at 1st Floor, Mahalaxmi Engineering Estate, L. J. First Cross Road, Mahim (West), Mumbai 400 016 at 10.00 a.m. (IST) on Tuesday, 14th September, 2010.

Signature of attending Member/Proxy
Name:
Note: A member/proxy holder attending the meeting must bring the Attendance Slip to the meeting and hand it over at the entrance duly signed.
REDIFF.COM INDIA LTD
Regd. Office: 1st Floor, Mahalaxmi Engineering Estate, L. J. First Cross Road, Mahim (West), Mumbai 400 016
PROXY
I/We,                                          , of                      in the district of                      being a member/members of the above Company hereby appoint                                          of                      in the district of                                          or failing him                      of                                          in the district of                                           as my/our Proxy to attend and vote for me/us and on my/our behalf at the Fifteenth Annual General Meeting of the Company to be held on Tuesday, 14th September, 2010 at 10a.m.(IST) and at any adjournment thereof.
Signed this                      day of                      2010

Folio No.
No. of Shares

Signature	Affix
Re. 0.15 Revenue Stamp
This form is to be used in favour of* / against* the resolution. Unless otherwise instructed, the proxy will act as he thinks fit.

*	Strike out whichever is not applicable.

Note: 1.	The Proxy must be returned so as to reach the registered office of the Company not less than 48 hours before the time for holding of the aforesaid meeting.

2.	A proxy need not be a member.